(2_FIDELITY_LOGOS)

FIDELITY
FUND
ANNUAL REPORT
JUNE 30, 1998
CONTENTS


PRESIDENT'S MESSAGE     3   NED JOHNSON ON INVESTING STRATEGIES.

PERFORMANCE             4   HOW THE FUND HAS DONE OVER TIME.

FUND TALK               6   THE MANAGER'S REVIEW OF FUND
                            PERFORMANCE, STRATEGY AND OUTLOOK.

INVESTMENT CHANGES      9   A SUMMARY OF MAJOR SHIFTS IN THE FUND'S
                            INVESTMENTS OVER THE PAST SIX MONTHS.

INVESTMENTS             10  A COMPLETE LIST OF THE FUND'S INVESTMENTS
                            WITH THEIR MARKET VALUES.

FINANCIAL STATEMENTS    20  STATEMENTS OF ASSETS AND LIABILITIES,
                            OPERATIONS, AND CHANGES IN NET ASSETS,
                            AS WELL AS FINANCIAL HIGHLIGHTS.

NOTES                   24  NOTES TO THE FINANCIAL STATEMENTS.

REPORT OF INDEPENDENT   28  THE AUDITORS' OPINION.
ACCOUNTANTS

DISTRIBUTIONS           29

To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will begin eliminating duplicate copies of most financial reports and prospectuses to most households, even if they have more than one account in the fund. If additional copies of financial reports, prospectuses or historical account information are needed, please call 1-800-544-6666.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES, CALL 1-800-544-8888 FOR A
FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY. PRESIDENT'S MESSAGE


(photo_of_Edward_C_Johnson_3d)
DEAR SHAREHOLDER:
As the first half of 1998 drew to a close, benign inflation, low interest rates and moderate economic growth provided a solid foundation for strong stock and bond performance. Investors seemed to put concerns about the financial and economic turmoil in Asia aside for the most part, responding instead to stronger-than-expected corporate earnings and a sound domestic economy. The bond markets tended to benefit from the moderate growth in the economy and a historically low rate of inflation, as well their traditional status as a refuge from volatility in the equity markets.
While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.
Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that there is no assurance that a money market fund will achieve its goal of maintaining a stable net asset value of $1.00 per share, and that these types of funds are neither insured nor guaranteed by any agency of the U.S. government.
Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases.
If you have questions, please call us at 1-800-544-8888. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you. Best regards,
Edward C. Johnson 3d
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).
CUMULATIVE TOTAL RETURNS
PERIODS ENDED JUNE 30, 1998          PAST 1  PAST 5   PAST 10
                                     YEAR    YEARS    YEARS

FIDELITY FUND                        33.54%  177.02%  408.97%

S&P 500 (REGISTERED TRADEMARK)       30.16%  182.41%  448.92%

GROWTH & INCOME FUNDS AVERAGE        22.86%  139.00%  332.40%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's 500 Index - a widely recognized, unmanaged index of common stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the growth & income funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past one year average represents a peer group of 668 mutual funds. These benchmarks reflect reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED JUNE 30, 1998    PAST 1  PAST 5  PAST 10
                               YEAR    YEARS   YEARS

FIDELITY FUND                  33.54%  22.60%  17.67%

S&P 500                        30.16%  23.08%  18.56%

GROWTH & INCOME FUNDS AVERAGE  22.86%  18.93%  15.61%

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a slightly different figure than that obtained by averaging the cumulative total returns and annualizing the result.)
$10,000 OVER 10 YEARS
             Fidelity                    S&P 500
             00003                       SP001
  1988/06/30      10000.00                    10000.00
  1988/07/31       9902.79                     9962.00
  1988/08/31       9630.59                     9623.29
  1988/09/30       9962.89                    10033.24
  1988/10/31      10171.95                    10312.17
  1988/11/30      10041.28                    10164.70
  1988/12/31      10205.21                    10342.59
  1989/01/31      10767.75                    11099.66
  1989/02/28      10555.97                    10823.28
  1989/03/31      10814.67                    11075.46
  1989/04/30      11388.07                    11650.28
  1989/05/31      11948.14                    12122.12
  1989/06/30      11907.11                    12053.02
  1989/07/31      12833.37                    13141.41
  1989/08/31      13148.84                    13398.98
  1989/09/30      13129.66                    13344.05
  1989/10/31      12690.66                    13034.46
  1989/11/30      12873.01                    13300.37
  1989/12/31      13144.43                    13619.58
  1990/01/31      12440.66                    12705.70
  1990/02/28      12697.24                    12869.61
  1990/03/31      12947.10                    13210.65
  1990/04/30      12614.93                    12880.38
  1990/05/31      13552.38                    14136.22
  1990/06/30      13470.55                    14040.10
  1990/07/31      13344.25                    13995.17
  1990/08/31      12385.78                    12730.00
  1990/09/30      11831.41                    12110.05
  1990/10/31      11704.19                    12057.98
  1990/11/30      12220.55                    12836.92
  1990/12/31      12474.47                    13195.07
  1991/01/31      13278.53                    13770.38
  1991/02/28      14151.51                    14754.96
  1991/03/31      14474.53                    15112.03
  1991/04/30      14489.95                    15148.30
  1991/05/31      15222.15                    15802.71
  1991/06/30      14378.96                    15078.94
  1991/07/31      15022.67                    15781.62
  1991/08/31      15270.85                    16155.65
  1991/09/30      15139.06                    15885.85
  1991/10/31      15287.33                    16098.72
  1991/11/30      14366.50                    15449.94
  1991/12/31      15486.56                    17217.41
  1992/01/31      15729.84                    16897.17
  1992/02/29      16174.48                    17116.83
  1992/03/31      15684.95                    16783.05
  1992/04/30      15794.70                    17276.48
  1992/05/31      15938.21                    17361.13
  1992/06/30      15719.34                    17102.45
  1992/07/31      16058.67                    17801.94
  1992/08/31      15727.82                    17437.00
  1992/09/30      15888.44                    17642.76
  1992/10/31      16084.48                    17704.51
  1992/11/30      16442.48                    18308.23
  1992/12/31      16796.79                    18533.42
  1993/01/31      17240.21                    18689.10
  1993/02/28      17390.06                    18943.27
  1993/03/31      17906.59                    19342.98
  1993/04/30      17906.59                    18874.88
  1993/05/31      18345.08                    19380.72
  1993/06/30      18373.20                    19436.93
  1993/07/31      18391.19                    19359.18
  1993/08/31      19247.16                    20092.89
  1993/09/30      19423.14                    19938.18
  1993/10/31      19744.26                    20350.90
  1993/11/30      19218.78                    20157.56
  1993/12/31      19880.96                    20401.47
  1994/01/31      20726.96                    21095.12
  1994/02/28      20314.27                    20523.44
  1994/03/31      19390.42                    19628.62
  1994/04/30      19846.42                    19879.87
  1994/05/31      19825.69                    20205.90
  1994/06/30      19367.48                    19710.85
  1994/07/31      20002.31                    20357.37
  1994/08/31      20872.37                    21192.02
  1994/09/30      20433.87                    20672.82
  1994/10/31      20872.84                    21137.95
  1994/11/30      20137.57                    20368.11
  1994/12/31      20394.04                    20670.17
  1995/01/31      20360.93                    21206.15
  1995/02/28      21056.18                    22032.55
  1995/03/31      21819.47                    22682.73
  1995/04/30      22351.93                    23350.74
  1995/05/31      22729.08                    24284.07
  1995/06/30      23451.77                    24848.19
  1995/07/31      24521.81                    25672.15
  1995/08/31      24922.19                    25736.59
  1995/09/30      25654.14                    26822.67
  1995/10/31      25355.17                    26726.92
  1995/11/30      26424.57                    27900.23
  1995/12/31      27093.07                    28437.59
  1996/01/31      27752.13                    29405.60
  1996/02/29      28099.63                    29678.19
  1996/03/31      28627.68                    29963.99
  1996/04/30      29084.96                    30405.66
  1996/05/31      29650.53                    31189.82
  1996/06/30      29782.75                    31308.66
  1996/07/31      28489.95                    29925.44
  1996/08/31      29284.89                    30556.57
  1996/09/30      30783.63                    32276.29
  1996/10/31      31288.91                    33166.47
  1996/11/30      33167.54                    35673.52
  1996/12/31      32463.95                    34966.83
  1997/01/31      33830.85                    37151.56
  1997/02/28      34159.43                    37442.83
  1997/03/31      32471.13                    35904.30
  1997/04/30      34356.38                    38047.79
  1997/05/31      36241.63                    40364.14
  1997/06/30      38113.44                    42172.45
  1997/07/31      41325.92                    45528.11
  1997/08/31      39195.62                    42977.63
  1997/09/30      41284.82                    45331.51
  1997/10/31      40136.12                    43817.44
  1997/11/30      41913.87                    45845.75
  1997/12/31      42871.75                    46632.92
  1998/01/31      43087.48                    47148.68
  1998/02/28      46064.48                    50549.04
  1998/03/31      48470.89                    53137.66
  1998/04/30      48831.32                    53672.23
  1998/05/31      48528.55                    52749.60
  1998/06/30      50896.53                    54892.29
IMATRL PRASUN   SHR__CHT 19980630 19980717 084100 R00000000000123
$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Fund on June 30, 1988. As the chart shows, by June 30, 1998, the value of the investment would have grown to $50,897
- a 408.97% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gain, if any, reinvested, the same $10,000 investment would have grown to $54,892 - a 448.92% increase. UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks will
vary. That means if you sell
your shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.
(checkmark)
FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
During the past year, investors in
stocks that comprise the Standard
& Poor's 500 Index continued to
be rewarded with strong gains.
While the U.S. stock market
experienced some lackluster
quarters over the past year, the
Standard & Poor's 500 Index - a
measure of the U.S. stock market
- returned 30.16% for the
12-month period ended June 30,
1998. In comparison, the Russell
2000 - a general measure of
small-capitalization stock
performance - returned 16.50%
during the same 12-month period.
Early in the period, investors
preferred the safety and liquidity of
large-cap stocks, hoping these
stocks would maintain steady
earnings and be easier to sell in a
possible economic slowdown. In
response to the unfolding currency
and market crisis in Asia during the
fourth quarter of 1997, the broad
market indexes experienced
some weakness. In late October,
the Dow Jones Industrial Average
fell 550-plus points in one trading
session. Stock prices continued
their upward trend in the first
quarter of 1998, with the S&P 500
producing a solid 13.95% return
during this three-month period.
While continued concerns about
the potential impact of Asia's
difficulties caused U.S. equities to
stumble in mid-June, stock prices
continued their upward trend by
the end of the period as investors
refocused their attention on the
strength of the U.S. economy, a
stable interest rate environment
and low inflation.
An interview with Beth Terrana, Portfolio Manager of Fidelity Fund
Q. HOW DID THE FUND PERFORM, BETH?
A. For the 12 months that ended June 30, 1998, the fund returned 33.54%. By comparison, the Standard & Poor's 500 Index and the growth and income funds average tracked by Lipper Analytical Services returned 30.16% and 22.86%, respectively, during the same period.
Q. HOW DID THE FUND OUTPACE THE S&P 500 AND ITS PEERS DURING THE
PERIOD?
A. The fund's strong returns were driven by good stock selection across a broad number of industries. In fact, seven of the fund's top 10 holdings at the end of the period outperformed the S&P 500 over the past 12 months.
Q. THREE OF THE FUND'S TOP 10 HOLDINGS WERE PHARMACEUTICAL STOCKS. WHAT DID YOU FIND ATTRACTIVE ABOUT THEM?
A. I owned each of these stocks for different reasons. For instance, I felt that Bristol-Myers Squibb was an undervalued growth stock. The company had an improving product pipeline and financial profile - positive attributes that I didn't think were accurately reflected in its stock price relative to other pharmaceutical stocks. As for American Home Products, I thought it was a cheap stock relative to pharmaceuticals and the market as a whole, especially after it took a beating in the fall of 1997 when its weight-loss drug Redux was recalled after having been linked with heart problems. Finally, I felt the market had unfairly punished Merck's stock on concerns that the company would struggle through the patent expirations of several of its major drugs in the years 2000 and 2001. However, I believed that management could use tight expense control and share-repurchase programs to continue to grow earnings in the short term, while developing several new drugs in its pipeline for the longer term.
Q. FINANCE REMAINED THE FUND'S LARGEST SECTOR WEIGHTING, 18.7% OF INVESTMENTS AT THE END OF JUNE. WHAT WAS THE DRAW OF SOME OF THE LARGER FINANCE STOCK HOLDINGS?
A. Again, I owned these financial stocks for different reasons. For example, I felt Citicorp - one of the fund's top 10 holdings - was a terrific global franchise that was extremely undervalued. When Citicorp announced its merger with Travelers in April 1998, I was even more optimistic about the strength of the combined entity. As for BankAmerica, another of the fund's large stakes in the finance sector, I was enthused by a new management team taking control of an organization that had not been as astutely managed financially as it could have been. The company's plan to merge with NationsBank also was seen as a positive because it brings together two companies with very different strengths.
Q. MANY OF THE FUND'S TOP HOLDINGS WERE INVOLVED IN BIG MERGERS DURING THE PERIOD. HOW DID THESE ACTIONS AFFECT THE PERFORMANCE OF THE FUND?
A. In general, these deals greatly added to the fund's returns during the period. I think that big mergers are becoming a way of life in an increasingly competitive market. There is global production overcapacity in almost every industry, and the only way many companies can continue to grow earnings is by merging and cutting costs. Aside from expense control, many of these mergers, such as the Citicorp deal, are strong revenue stories - meaning the companies together can grow their revenue base more than they could as separate companies.
Q. WHICH OTHER INDIVIDUAL STOCKS HELPED PERFORMANCE?
A. Tyco International was the single biggest contributor to performance. The company's management team delivered strong earnings each quarter after having made a number of acquisitions over the past year. Wal-Mart, which was up about 80% during the 12-month period, and Time Warner, which was up around 77%, both added to the fund's returns. Management at both companies focused on improving earnings and revenue by building on their existing franchises, and their stock prices were duly rewarded.
Q. WHICH STOCKS DETRACTED FROM PERFORMANCE?
A. Consolidated Stores - one of the best performers last year - suffered a correction during the period as sales of popular toys slowed down dramatically. Philip Morris - along with the other tobacco stocks - suffered as litigation intensified and Congress squeezed them for bigger settlements. Finally, Diebold's stock was hurt as bank mergers reduced the amount of money being spent on ATM networks.
Q. WHAT'S YOUR OUTLOOK?
A. I will continue to position the fund with the assumption that economic growth is not accelerating. In the current environment, consumers are producing much of the strength in the economy, as industrial companies struggle with overcapacity that has been heightened by declines in many Asian economies. This means I must be vigilant in seeking out strong individual companies that can continue to grow earnings and revenue.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

BETH TERRANA ON
HER IDEAL STOCK:
"My ideal stock has three general
attributes. First, I look for rigorous
day-to-day management directed
at maximizing profit margins.
Second, I seek out a disciplined
focus on balance-sheet
management and free-cash-flow
generation over multiple time
periods. Third, I like to see a
management team with a killer
instinct aimed at beating the
competition and increasing
market share.
"My stock selection remains
particularly focused on companies
that can improve their financial
returns in today's competitive
market. I pay tremendous attention
to companies that are improving
financial returns because stock
prices tend to follow returns, and
improving returns generally lead to
higher price-to-earnings multiples
- an important measure of a
stock's value. In today's world of
slowing corporate profit growth
and historically high valuations,
I think that identifying companies
with the potential for
price-to-earnings expansion is
critical. One way that companies
are growing profits from
already-record levels is by
instituting aggressive
cost-management and productivity
initiatives. I believe that these
efforts are essential to sustaining
profit growth and current valuation
levels in a slowing global economy,
and within a business environment
that universally lacks pricing
power."
FUND FACTS
GOAL: to increase the value
of the fund's shares over the
long term by investing mainly
in equity securities with good
prospects for growth and
current income
FUND NUMBER: 003
TRADING SYMBOL: FFIDX
START DATE: April 30, 1930
SIZE: as of June 30, 1998,
more than $8.7 billion
MANAGER: Beth Terrana, since
1993; joined Fidelity in 1983
(checkmark)
INVESTMENT CHANGES


TOP TEN STOCKS AS OF JUNE 30, 1998
                              % OF FUND'S   % OF FUND'S INVESTMENTS
                              INVESTMENTS   IN THESE STOCKS
                                            6 MONTHS AGO

GENERAL ELECTRIC CO.          3.2           3.4

TIME WARNER, INC.             3.2           2.0

TYCO INTERNATIONAL LTD.       2.8           3.4

WAL-MART STORES, INC.         2.6           2.1

CITICORP                      2.4           1.7

BRISTOL-MYERS SQUIBB CO.      2.1           2.5

MERCK & CO., INC.             1.9           1.5

MICROSOFT CORP.               1.8           1.0

AMERICAN HOME PRODUCTS CORP.  1.5           1.5

CVS CORP.                     1.5           1.2

TOP FIVE MARKET SECTORS AS OF JUNE 30, 1998
                    % OF FUND'S   % OF FUND'S INVESTMENTS
                    INVESTMENTS   IN THESE MARKET SECTORS
                                  6 MONTHS AGO

FINANCE             18.7          20.0

HEALTH              12.4          13.4

RETAIL & WHOLESALE  12.0          10.6

TECHNOLOGY          9.5           6.1

MEDIA & LEISURE     9.3           7.1

ASSET ALLOCATION (% OF FUND'S INVESTMENTS)
AS OF JUNE 30, 1998 * AS OF DECEMBER 31, 1997 **
ROW: 1, COL: 1, VALUE: 92.59999999999999
ROW: 1, COL: 2, VALUE: 2.4
ROW: 1, COL: 3, VALUE: 5.0
STOCKS  92.3%
CONVERTIBLE
SECURITIES 2.4%
SHORT-TERM
INVESTMENTS 5.3%
FOREIGN
INVESTMENTS 6.1%
STOCKS  92.6%
CONVERTIBLE
SECURITIES 2.4%
SHORT-TERM
INVESTMENTS 5.0%
FOREIGN
INVESTMENTS 5.7%
ROW: 1, COL: 1, VALUE: 92.3
ROW: 1, COL: 2, VALUE: 2.4
ROW: 1, COL: 3, VALUE: 5.3
*
**
INVESTMENTS JUNE 30, 1998

SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES


COMMON STOCKS - 92.6%
 SHARES VALUE (NOTE 1)
  (000S)
AEROSPACE & DEFENSE - 1.6%
AEROSPACE & DEFENSE - 1.6%
AlliedSignal, Inc.   766,200 $ 34,000
Gulfstream Aerospace Corp. (a)  652,000  30,318
Textron, Inc.   1,075,900  77,129
  141,447
DEFENSE ELECTRONICS - 0.0%
Raytheon Co. Class B  38,900  2,300
TOTAL AEROSPACE & DEFENSE   143,747
BASIC INDUSTRIES - 1.3%
CHEMICALS & PLASTICS - 1.3%
du Pont (E.I.) de Nemours & Co.  446,900  33,350
Monsanto Co.   1,078,400  60,250
Sealed Air Corp. (a)  517,292  19,010
  112,610
CONSTRUCTION & REAL ESTATE - 1.8%
BUILDING MATERIALS - 1.1%
Masco Corp.   1,584,400  95,856
REAL ESTATE INVESTMENT TRUSTS - 0.7%
Duke Realty Investors, Inc.   791,666  18,753
Equity Residential Properties Trust (SBI)  515,200  24,440
Public Storage, Inc.   667,900  18,701
  61,894
TOTAL CONSTRUCTION & REAL ESTATE   157,750
DURABLES - 1.2%
AUTOS, TIRES, & ACCESSORIES - 0.3%
Federal-Mogul Corp.   334,800  22,599
Pep Boys-Manny, Moe & Jack  340,600  6,450
  29,049
CONSUMER DURABLES - 0.1%
Minnesota Mining & Manufacturing Co.   54,600  4,487
CONSUMER ELECTRONICS - 0.2%
Black & Decker Corp.   205,700  12,548
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
DURABLES - CONTINUED
TEXTILES & APPAREL - 0.6%
Liz Claiborne, Inc.   258,300 $ 13,496
VF Corp.   827,300  42,606
  56,102
TOTAL DURABLES   102,186
ENERGY - 5.2%
OIL & GAS - 5.2%
Atlantic Richfield Co.   211,200  16,500
British Petroleum PLC ADR  1,179,677  104,106
Chevron Corp.   634,200  52,678
Exxon Corp.   546,700  38,987
Mobil Corp.   569,100  43,607
Royal Dutch Petroleum Co.   1,100,900  60,343
Texaco, Inc.   1,371,800  81,879
Total SA sponsored ADR  471,400  30,818
USX-Marathon Group   909,200  31,197
  460,115
FINANCE - 18.5%
BANKS - 7.5%
Bank of New York Co., Inc.   1,301,900  79,009
BankAmerica Corp.   1,228,100  106,154
Chase Manhattan Corp.  1,617,400  122,114
Citicorp  1,382,600  206,353
Comerica, Inc.   265,750  17,606
National City Corp.   480,266  34,099
U.S. Bancorp   1,917,700  82,461
Wells Fargo & Co.   18,800  6,937
  654,733
CREDIT & OTHER FINANCE - 2.8%
American Express Co.   1,088,664  124,108
Associates First Capital Corp. Class A  508,400  39,083
Household International, Inc.   1,709,533  85,049
  248,240
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
FINANCE - CONTINUED
FEDERAL SPONSORED CREDIT - 2.2%
Fannie Mae  1,689,400 $ 102,631
Freddie Mac  1,998,400  94,050
  196,681
INSURANCE - 3.2%
AFLAC, Inc.   1,165,900  35,341
Allstate Corp.   500,800  45,855
American International Group, Inc.   869,100  126,889
MGIC Investment Corp.   107,600  6,140
Progressive Corp.  147,300  20,769
Travelers Property Casualty Corp. Class A  717,600  30,767
UNUM Corp.   278,600  15,462
  281,223
SAVINGS & LOANS - 1.0%
Charter One Financial Corp.   371,380  12,511
Dime Bancorp., Inc.   1,125,500  33,695
Washington Mutual, Inc.   891,390  38,720
  84,926
SECURITIES INDUSTRY - 1.8%
Merrill Lynch & Co., Inc.   117,300  10,821
Morgan Stanley, Dean Witter, Discover and Co. 644,200 58,864 Travelers Group, Inc. (The) 1,409,550 85,454
  155,139
TOTAL FINANCE   1,620,942
HEALTH - 11.7%
DRUGS & PHARMACEUTICALS - 7.6%
American Home Products Corp.   2,580,800  133,556
Amgen, Inc. (a)   166,000  10,852
Bristol-Myers Squibb Co.   1,599,700  183,866
Cytyc Corp. (a)  324,000  5,285
Lilly (Eli) & Co.   509,300  33,646
Merck & Co., Inc.   1,256,500  168,057
Pfizer, Inc.   131,800  14,325
Schering-Plough Corp.   1,125,300  103,106
SmithKline Beecham PLC ADR  213,000  12,887
  665,580
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
HEALTH - CONTINUED
MEDICAL EQUIPMENT & SUPPLIES - 3.4%
Baxter International, Inc.   479,600 $ 25,808
Cardinal Health, Inc.   806,400  75,600
Guidant Corp.   41,400  2,952
Johnson & Johnson  1,112,400  82,040
McKesson Corp.  619,600  50,343
Medtronic, Inc.   606,100  38,639
St. Jude Medical, Inc. (a)  408,900  15,053
Sofamor/Danek Group, Inc. (a)  143,800  12,448
  302,883
MEDICAL FACILITIES MANAGEMENT - 0.7%
Columbia/HCA Healthcare Corp.   1,533,700  44,669
Tenet Healthcare Corp. (a)  461,400  14,419
  59,088
TOTAL HEALTH   1,027,551
INDUSTRIAL MACHINERY & EQUIPMENT - 8.3%
ELECTRICAL EQUIPMENT - 4.5%
Alcatel Alsthom Compagnie Generale d'Electricite SA
 sponsored ADR  697,000  28,359
Alcatel Alsthom Compagnie Generale d'Electricite SA (RFD)  243,300
49,402
Emerson Electric Co.   433,100  26,148
General Electric Co.   3,097,700  281,891
Philips Electronics NV  128,800  10,948
  396,748
INDUSTRIAL MACHINERY & EQUIPMENT - 3.5%
Caterpillar, Inc.   20,200  1,068
Cooper Industries, Inc.   17,000  934
Ingersoll-Rand Co.   238,400  10,505
Stanley Works  1,269,900  52,780
Tyco International Ltd.  3,838,800  241,844
  307,131
POLLUTION CONTROL - 0.3%
Waste Management, Inc.  761,300  26,647
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   730,526
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
MEDIA & LEISURE - 9.3%
BROADCASTING - 4.7%
Comcast Corp. Class A special  425,800 $ 17,285
MediaOne Group, Inc.   1,083,000  47,584
Tele-Communications, Inc. (TCI Group), Series A (a)  1,661,900  63,879
Time Warner, Inc.   3,266,769  279,105
  407,853
ENTERTAINMENT - 1.4%
Carnival Cruise Lines, Inc. Class A  772,200  30,598
Disney (Walt) Co.   247,800  26,034
Viacom, Inc. (a):
 Class A  9,000  527
 Class B (non-vtg.)  1,083,600  63,120
  120,279
PUBLISHING - 2.4%
Cognizant Corp.   848,400  53,449
Harcourt General, Inc.   518,900  30,875
McGraw-Hill Companies, Inc.   772,700  63,023
Pearson PLC  1,125,000  20,600
Times Mirror Co. Class A  445,900  28,036
Tribune Co.   220,300  15,159
  211,142
RESTAURANTS - 0.8%
McDonald's Corp.   1,062,100  73,285
TOTAL MEDIA & LEISURE   812,559
NONDURABLES - 7.0%
BEVERAGES - 0.7%
Coca-Cola Co. (The)  688,900  58,901
FOODS - 1.0%
Campbell Soup Co.   340,500  18,089
Dean Foods Co.   175,800  9,658
Dole Food, Inc.   504,400  25,062
Heinz (H.J.) Co.   639,400  35,886
  88,695
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
NONDURABLES - CONTINUED
HOUSEHOLD PRODUCTS - 4.3%
Avon Products, Inc.   975,300 $ 75,586
Clorox Co.   178,300  17,005
Gillette Co.   916,000  51,926
Procter & Gamble Co.   939,400  85,544
Unilever PLC Ord.   3,925,300  41,765
Unilever NV ADR  1,374,500  108,500
  380,326
TOBACCO - 1.0%
Philip Morris Companies, Inc.   2,233,300  87,936
TOTAL NONDURABLES   615,858
RETAIL & WHOLESALE - 11.7%
APPAREL STORES - 2.0%
Gap, Inc.   513,800  31,663
Payless ShoeSource, Inc. (a)  1,133,100  83,495
TJX Companies, Inc.   2,563,600  61,847
  177,005
DRUG STORES - 1.5%
CVS Corp.   3,328,426  129,601
GENERAL MERCHANDISE STORES - 6.8%
Consolidated Stores Corp. (a)  2,022,193  73,304
Costco Companies, Inc. (a)  643,600  40,587
Dayton Hudson Corp.   1,140,400  55,309
Federated Department Stores, Inc. (a)  1,425,800  76,726
Nordstrom, Inc.   928,000  71,688
Proffitts, Inc.   1,396,300  56,376
Wal-Mart Stores, Inc.   3,727,900  226,470
  600,460
RETAIL & WHOLESALE, MISCELLANEOUS - 1.4%
Amazon.com, Inc. (a)  187,400  18,693
Home Depot, Inc.   1,233,600  102,466
  121,159
TOTAL RETAIL & WHOLESALE   1,028,225
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
SERVICES - 2.7%
ADVERTISING - 1.1%
Omnicom Group, Inc.   1,987,400 $ 99,122
LEASING & RENTAL - 0.2%
Ryder Systems, Inc.   372,200  11,748
PRINTING - 0.4%
Donnelley (R.R.) & Sons Co.   783,700  35,854
SERVICES - 1.0%
Ecolab, Inc.   1,378,500  42,734
Service Corp. International  857,809  36,779
ServiceMaster Co.   204,600  7,788
  87,301
TOTAL SERVICES   234,025
TECHNOLOGY - 8.8%
COMMUNICATIONS EQUIPMENT - 0.9%
Ascend Communications, Inc.   117,600  5,829
Cisco Systems, Inc. (a)  225,650  20,774
Lucent Technologies, Inc.   626,700  52,134
  78,737
COMPUTER SERVICES & SOFTWARE - 2.4%
America Online, Inc. (a)  347,600  36,846
Microsoft Corp. (a)  1,482,400  160,655
Oracle Corp. (a)  635,000  15,597
  213,098
COMPUTERS & OFFICE EQUIPMENT - 4.0%
Compaq Computer Corp.   1,720,100  48,808
Diebold, Inc.   373,850  10,795
EMC Corp. (a)  658,000  29,487
International Business Machines Corp.   819,400  94,077
Pitney Bowes, Inc.   1,528,000  73,535
Unisys Corp. (a)  119,082  3,364
Xerox Corp.   928,100  94,318
  354,384
ELECTRONIC INSTRUMENTS - 0.2%
Applied Materials, Inc. (a)  407,000  12,007
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
TECHNOLOGY - CONTINUED
ELECTRONICS - 1.2%
Intel Corp.   607,000 $ 44,994
Motorola, Inc.   761,100  40,005
Texas Instruments, Inc.   400,000  23,325
  108,324
PHOTOGRAPHIC EQUIPMENT - 0.1%
Polaroid Corp.   216,700  7,706
TOTAL TECHNOLOGY   774,256
UTILITIES - 3.5%
ELECTRIC UTILITY - 0.7%
Duke Energy Corp.   366,600  21,721
Entergy Corp.  282,300  8,116
PG&E Corp.   821,600  25,932
  55,769
TELEPHONE SERVICES - 2.8%
AT&T Corp.   1,402,500  80,118
Frontier Corp.   243,100  7,658
GTE Corp.   557,200  30,994
MCI Communications Corp.   1,391,600  80,887
Sprint Corp.   220,700  15,559
WorldCom, Inc. (a)  645,555  31,269
  246,485
TOTAL UTILITIES   302,254
TOTAL COMMON STOCKS
(Cost $5,604,414)   8,122,604
CONVERTIBLE PREFERRED STOCKS - 0.9%
BASIC INDUSTRIES - 0.0%
CHEMICALS & PLASTICS - 0.0%
Sealed Air Corp., Series A, $2.00  57,950  2,434
CONVERTIBLE PREFERRED STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
FINANCE - 0.2%
CREDIT & OTHER FINANCE - 0.2%
Federal-Mogul Financing Trust $3.50 (c)  157,900 $ 11,724
HEALTH - 0.7%
MEDICAL EQUIPMENT & SUPPLIES - 0.7%
McKesson Financing Trust $2.50 TOPRS (c)  297,400  33,012
McKesson Financing Trust $2.50  258,400  28,682
  61,694
TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $49,064)   75,852
CONVERTIBLE BONDS - 1.5%
 MOODY'S RATINGS  PRINCIPAL
 (UNAUDITED) (D) AMOUNT (000S)
INDUSTRIAL MACHINERY & EQUIPMENT - 0.5%
ELECTRICAL EQUIPMENT - 0.0%
ANTEC Corp. 4 1/2%, 5/15/03 (c)  B2 $ 5,065  5,888
POLLUTION CONTROL - 0.5%
USA Waste Services, Inc. 4%, 2/1/02  Ba2  24,742  30,788
United Waste Systems, Inc. 4 1/2%, 6/1/01  Ba3  6,525  10,880
  41,668
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   47,556
RETAIL & WHOLESALE - 0.3%
GENERAL MERCHANDISE STORES - 0.1%
Federated Department Stores, Inc. 5%, 10/1/03 Baa 7,234 11,516 RETAIL & WHOLESALE, MISCELLANEOUS - 0.2%
Home Depot, Inc. 3 1/4%, 10/1/01  A1  8,020  14,697
TOTAL RETAIL & WHOLESALE   26,213
CONVERTIBLE BONDS - CONTINUED
 MOODY'S RATINGS  PRINCIPAL VALUE (NOTE 1)
 (UNAUDITED) (D) AMOUNT (000S) (000S)
TECHNOLOGY - 0.7%
COMPUTERS & OFFICE EQUIPMENT - 0.6%
EMC Corp. 3 1/4%, 3/15/02  Ba2 $ 9,630 $ 19,645
Unisys Corp. 8 1/4%, 3/15/06  B  7,980  32,878
  52,523
ELECTRONIC INSTRUMENTS - 0.1%
Thermo Electron Corp. 4 1/8%, 1/1/03 (c)  Ba2  7,210  7,665
TOTAL TECHNOLOGY   60,188
TOTAL CONVERTIBLE BONDS
(Cost $99,570)   133,957
CASH EQUIVALENTS - 5.0%
 SHARES
Taxable Central Cash Fund (b)
(Cost $443,884)  443,884,019  443,884
TOTAL INVESTMENT IN SECURITIES - 100%
(Cost $6,196,932)  $ 8,776,297
SECURITY TYPE ABBREVIATIONS
TOPRS - Trust Originated Preferred
  Securities
LEGEND
(a) Non-income producing
(b) At period end, the seven-day yield of the Taxable Central Cash Fund was 5.61%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $58,289,000 or 0.7% of net assets.
(d) Standard & Poor's credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
INCOME TAX INFORMATION
At June 30, 1998, the aggregate cost of investment securities for income tax purposes was $6,207,236,000. Net unrealized appreciation aggregated $2,569,061,000, of which $2,632,059,000 related to appreciated investment securities and $62,998,000 related to depreciated investment securities.
The fund hereby designates approximately $337,298,000 as a capital gain dividend for the purpose of the dividend paid deduction. FINANCIAL STATEMENTS



STATEMENT OF ASSETS AND LIABILITIES
AMOUNTS IN THOUSANDS (EXCEPT PER-SHARE AMOUNT)                         JUNE 30, 1998

ASSETS

INVESTMENT IN SECURITIES, AT VALUE (COST $6,196,932) -                   $ 8,776,297
SEE ACCOMPANYING SCHEDULE

RECEIVABLE FOR INVESTMENTS SOLD                                           141

RECEIVABLE FOR FUND SHARES SOLD                                           37,971

DIVIDENDS RECEIVABLE                                                      8,605

INTEREST RECEIVABLE                                                       2,669

OTHER RECEIVABLES                                                         642

 TOTAL ASSETS                                                             8,826,325

LIABILITIES

PAYABLE FOR INVESTMENTS PURCHASED                              $ 11,707

PAYABLE FOR FUND SHARES REDEEMED                                38,512

ACCRUED MANAGEMENT FEE                                          2,642

OTHER PAYABLES AND ACCRUED EXPENSES                             1,883

COLLATERAL ON SECURITIES LOANED, AT VALUE                       45,526

 TOTAL LIABILITIES                                                        100,270

NET ASSETS                                                               $ 8,726,055

NET ASSETS CONSIST OF:

PAID IN CAPITAL                                                          $ 5,698,887

UNDISTRIBUTED NET INVESTMENT INCOME                                       535

ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON                     447,271
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS

NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS                 2,579,362
AND ASSETS AND LIABILITIES IN FOREIGN CURRENCIES

NET ASSETS, FOR 247,732 SHARES OUTSTANDING                               $ 8,726,055

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE                      $35.22
PER SHARE ($8,726,055 (DIVIDED BY) 247,732 SHARES)



STATEMENT OF OPERATIONS
AMOUNTS IN THOUSANDS                                   YEAR ENDED JUNE 30, 1998

INVESTMENT INCOME                                                      $ 91,735
DIVIDENDS

INTEREST (INCLUDING INCOME ON SECURITIES LOANED OF $410)                15,361

 TOTAL INCOME                                                           107,096

EXPENSES

MANAGEMENT FEE                                             $ 26,184

TRANSFER AGENT FEES                                         11,478

ACCOUNTING AND SECURITY LENDING FEES                        821

NON-INTERESTED TRUSTEES' COMPENSATION                       37

CUSTODIAN FEES AND EXPENSES                                 129

REGISTRATION FEES                                           751

AUDIT                                                       71

LEGAL                                                       46

MISCELLANEOUS                                               165

 TOTAL EXPENSES BEFORE REDUCTIONS                           39,682

 EXPENSE REDUCTIONS                                         (1,415)     38,267

NET INVESTMENT INCOME                                                   68,829

REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON:

 INVESTMENT SECURITIES                                      744,714

 FOREIGN CURRENCY TRANSACTIONS                              (23)        744,691

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

 INVESTMENT SECURITIES                                      1,182,690

 ASSETS AND LIABILITIES IN FOREIGN CURRENCIES               (4)         1,182,686

NET GAIN (LOSS)                                                         1,927,377

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                        $ 1,996,206
FROM OPERATIONS



STATEMENT OF CHANGES IN NET ASSETS
AMOUNTS IN THOUSANDS                                     YEAR ENDED    YEAR ENDED
                                                         JUNE 30,      JUNE 30,
                                                         1998          1997

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS                                               $ 68,829      $ 60,326
NET INVESTMENT INCOME

 NET REALIZED GAIN (LOSS)                                 744,691       254,991

 CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)     1,182,686     835,122

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING          1,996,206     1,150,439
FROM OPERATIONS

DISTRIBUTIONS TO SHAREHOLDERS                             (68,292)      (59,829)
FROM NET INVESTMENT INCOME

 FROM NET REALIZED GAIN                                   (477,200)     (294,229)

 TOTAL DISTRIBUTIONS                                      (545,492)     (354,058)

SHARE TRANSACTIONS                                        3,936,994     2,094,284
NET PROCEEDS FROM SALES OF SHARES

 REINVESTMENT OF DISTRIBUTIONS                            507,421       325,419

 COST OF SHARES REDEEMED                                  (2,677,757)   (1,654,747)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING          1,766,658     764,956
FROM SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE) IN NET ASSETS                 3,217,372     1,561,337

NET ASSETS

 BEGINNING OF PERIOD                                      5,508,683     3,947,346

 END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT   $ 8,726,055   $ 5,508,683
INCOME OF $535 AND $492, RESPECTIVELY)

OTHER INFORMATION
SHARES

 SOLD                                                     125,126       82,904

 ISSUED IN REINVESTMENT OF DISTRIBUTIONS                  17,254        13,949

 REDEEMED                                                 (85,754)      (65,855)

 NET INCREASE (DECREASE)                                  56,626        30,998




FINANCIAL HIGHLIGHTS
                                                YEARS ENDED JUNE 30,

                                    1998       1997     1996     1995     1994
SELECTED PER-SHARE DATA

NET ASSET VALUE, BEGINNING          $ 28.83    $ 24.65  $ 21.04  $ 18.61  $ 20.42
OF PERIOD

INCOME FROM INVESTMENT
OPERATIONS

 NET INVESTMENT INCOME               .32 B      .34 B    .39      .38      .27

 NET REALIZED AND UNREALIZED         8.74       5.99     5.04     3.35     .79
 GAIN (LOSS)

 TOTAL FROM INVESTMENT OPERATIONS    9.06       6.33     5.43     3.73     1.06



LESS DISTRIBUTIONS

 FROM NET INVESTMENT INCOME          (.31) E    (.33)    (.41)    (.36)    (.31)

 FROM NET REALIZED GAIN              (2.36) E   (1.82)   (1.41)   (.94)    (2.56)

 TOTAL DISTRIBUTIONS                 (2.67)     (2.15)   (1.82)   (1.30)   (2.87)

NET ASSET VALUE, END OF PERIOD      $ 35.22    $ 28.83  $ 24.65  $ 21.04  $ 18.61

TOTAL RETURN A                       33.54%     27.97%   27.00%   21.09%   5.41%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD           $ 8,726    $ 5,509  $ 3,947  $ 2,404  $ 1,592
(IN MILLIONS)

RATIO OF EXPENSES TO AVERAGE         .58%       .62%     .63%     .66%     .68%
NET ASSETS

RATIO OF EXPENSES TO AVERAGE NET     .56% C     .59% C   .60% C   .64% C   .65% C
ASSETS AFTER EXPENSE REDUCTIONS

RATIO OF NET INVESTMENT INCOME TO    1.01%      1.34%    1.71%    2.18%    1.85%
AVERAGE NET ASSETS

PORTFOLIO TURNOVER RATE              65%        107%     150%     157%     207%

AVERAGE COMMISSION RATE D           $ .0426    $ .0420


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 6 OF NOTES TO FINANCIAL STATEMENTS).
B NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
C FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 6 OF NOTES TO FINANCIAL STATEMENTS).
D FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
E THE AMOUNTS SHOWN REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES (SEE NOTE 1 OF NOTES TO FINANCIAL STATEMENTS). NOTES TO FINANCIAL STATEMENTS
For the period ended June 30, 1998


1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Fund (the fund) is a fund of Fidelity Hastings Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities (including restricted securities) for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade date and settlement on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
INVESTMENT INCOME - CONTINUED
is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.
DEFERRED TRUSTEE COMPENSATION. Under a Deferred Compensation Plan (the
Plan) non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Under the Plan, deferred amounts are treated as though equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds, including shares of the fund. Deferred amounts remain in the fund until distributed in accordance with the Plan.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, foreign currency transactions, non-taxable dividends and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in
2. OPERATING POLICIES - CONTINUED
JOINT TRADING ACCOUNT - CONTINUED
one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc., (formerly FMR Texas, Inc.) an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in U.S. Treasury securities and repurchase agreements for these securities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.
RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities (excluding 144A issues).
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $5,320,810,000 and $4,273,890,000, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2500% to .5200% for the period. The annual individual fund fee rate is .09%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
MANAGEMENT FEE - CONTINUED
management fee was equivalent to an annual rate of .38% of average net assets.
TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .17% of average net assets.
ACCOUNTING AND SECURITY LENDING FEES. FSC maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.
BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $1,268,000 for the period.
5. SECURITY LENDING.
The fund loaned securities to certain brokers who paid the fund negotiated lenders' fees. These fees are included in interest income. The fund receives U.S. Treasury obligations and/or cash as collateral against the loaned securities, in an amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. At period end, the value of the securities loaned and the value of collateral amounted to $44,236,000 and $45,526,000, respectively.
6. EXPENSE REDUCTIONS.
FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $1,153,000 under this arrangement.
In addition, the fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $4,000 and $258,000, respectively, under these arrangements.
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Hastings Street Trust and the Shareholders of Fidelity Fund:
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Fund (a fund of Fidelity Hastings Street Trust) at June 30, 1998 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.
/s/PricewaterhouseCoopers LLP  PricewarhouseCoopers LLP
Boston, Massachusetts
August 3, 1998
DISTRIBUTIONS


The Board of Trustees of Fidelity Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

PAY DATE       8/4/97 12/29/97 8/10/98

RECORD DATE    8/1/97 12/26/97 8/7/98

DIVIDENDS      $-     $.08     $ -

SHORT-TERM
CAPITAL GAINS  $.33   $.62     $.50

LONG-TERM
CAPITAL GAINS  $.62   $.78     $.96

LONG-TERM
CAPITAL GAIN PERCENTAGES:
 28% rate 59.65% 19.40%
 20% rate 40.35% 80.60%
A total of .21% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.
A total of 31% of the dividends distributed during the fiscal year qualifies for the dividends-received deduction for corporate shareholders.
The fund will notify shareholders in January 1999 of the applicable percentages for use in preparing 1998 income tax returns.
MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.
BY PHONE
Fidelity TouchTone Xpress(registered trademark) provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.
(PHONE_GRAPHIC)TOUCHTONE XPRESS
1-800-544-5555
PRESS
 For mutual fund and brokerage trading.

 For quotes.*

 For account balances and holdings.

 To review orders and mutual
fund activity.

 To change your PIN.

  To speak to a Fidelity representative.
0
*
BY PC
Fidelity's Web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.
(COMPUTER_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM
If you are not currently on the Internet, call Fidelity at 1-800-544-7272 and we'll send you an America Online CD or disk with up to 50 free hours of Web access.
(COMPUTER_GRAPHIC)
FIDELITY ON-LINE XPRESS+
TM
Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-7272 or visit our Web site for more information on how to manage your investments via your PC.
* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL VARY AND,
EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT YOU MAY HAVE A GAIN
OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE ABLE TO
MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR
GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE,
REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY
SALES CHARGES.
TO WRITE FIDELITY


If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.
(LETTER_GRAPHIC)MAKING CHANGES
TO YOUR ACCOUNT
(such as changing name, address, bank, etc.)
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002
(LETTER_GRAPHIC)FOR NON-RETIREMENT
ACCOUNTS
BUYING SHARES
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003
OVERNIGHT EXPRESS
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048
SELLING SHARES
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6I
400 East Las Colinas Blvd.
Irving, TX 75309-5517
GENERAL CORRESPONDENCE
Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500
(LETTER_GRAPHIC)FOR RETIREMENT
ACCOUNTS
BUYING SHARES
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003
SELLING SHARES
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6R
400 East Las Colinas Blvd.
Irving, TX 75309-5517
GENERAL CORRESPONDENCE
Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

INVESTMENT ADVISER
Fidelity Management & Research
 Company
Boston, MA
INVESTMENT SUB-ADVISERS
Fidelity Management & Research
 (U.K.) Inc., London, England
Fidelity Management & Research
 (Far East) Inc., Tokyo, Japan
OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Richard A. Spillane, Jr., Vice President
Beth Terrana, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *
ADVISORY BOARD
J. Gary Burkhead
* INDEPENDENT TRUSTEES
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Company, Inc.
Boston, MA
CUSTODIAN
The Chase Manhattan Bank
New York, NY
FIDELITY'S GROWTH AND INCOME FUNDS
Balanced Fund
Convertible Securities Fund
Equity-Income Fund
Equity-Income II Fund
Fidelity Fund
Global Balanced Fund
Growth & Income Portfolio
Puritan(registered trademark) Fund
Real Estate Investment Portfolio
Utilities Fund
THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions 1-800-544-7777
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
(registered trademark)
TouchTone Xpress (registered trademark)  1-800-544-5555
 AUTOMATED LINE FOR QUICKEST SERVICE



(2_FIDELITY_LOGOS)

FIDELITY FIFTY
SM

ANNUAL REPORT
JUNE 30, 1998
CONTENTS


PRESIDENT'S MESSAGE     3   NED JOHNSON ON INVESTING STRATEGIES.

PERFORMANCE             4   HOW THE FUND HAS DONE OVER TIME.

FUND TALK               6   THE MANAGER'S REVIEW OF FUND
                            PERFORMANCE, STRATEGY AND OUTLOOK.

INVESTMENT CHANGES      9   A SUMMARY OF MAJOR SHIFTS IN THE FUND'S
                            INVESTMENTS OVER THE PAST SIX MONTHS.

INVESTMENTS             10  A COMPLETE LIST OF THE FUND'S INVESTMENTS
                            WITH THEIR MARKET VALUES.

FINANCIAL STATEMENTS    16  STATEMENTS OF ASSETS AND LIABILITIES,
                            OPERATIONS, AND CHANGES IN NET ASSETS,
                            AS WELL AS FINANCIAL HIGHLIGHTS.

NOTES                   20  NOTES TO THE FINANCIAL STATEMENTS.

REPORT OF INDEPENDENT   24  THE AUDITORS' OPINION.
ACCOUNTANTS

DISTRIBUTIONS           25


THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES, CALL 1-800-544-8888 FOR A
FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.
To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will begin eliminating duplicate copies of most financial reports and prospectuses to most households, even if they have more than one account in the fund. If additional copies of financial reports, prospectuses or historical account information are needed, please call 1-800-544-6666. PRESIDENT'S MESSAGE


(photo_of_Edward_C_Johnson_3d)
DEAR SHAREHOLDER:
As the first half of 1998 drew to a close, benign inflation, low interest rates and moderate economic growth provided a solid foundation for strong stock and bond performance. Investors seemed to put concerns about the financial and economic turmoil in Asia aside for the most part, responding instead to stronger-than-expected corporate earnings and a sound domestic economy. The bond markets tended to benefit from the moderate growth in the economy and a historically low rate of inflation, as well their traditional status as a refuge from volatility in the equity markets.
While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.
Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that there is no assurance that a money market fund will achieve its goal of maintaining a stable net asset value of $1.00 per share, and that these types of funds are neither insured nor guaranteed by any agency of the U.S. government.
Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases.
If you have questions, please call us at 1-800-544-8888. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you. Best regards,
Edward C. Johnson 3d
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Fidelity Fifty has a 3% sales charge, which was waived beginning January 1, 1995 through December 31, 1998. CUMULATIVE TOTAL RETURNS
PERIODS ENDED JUNE 30, 1998                  PAST 1  LIFE OF
                                             YEAR    FUND

FIDELITY FIFTY                               20.06%  135.26%

FIDELITY FIFTY (INCL. 3% SALES CHARGE)       16.46%  128.20%

S&P 500 (REGISTERED TRADEMARK)               30.16%  175.65%

CAPITAL APPRECIATION FUNDS AVERAGE           22.12%  N/A

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year or since the fund started on September 17, 1993. For example, if you had invested $1,000 in a fund that had a 5% return, over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's 500 Index - a widely recognized, unmanaged index of common stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the capital appreciation funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past one year average represents a peer group of 231 mutual funds. These benchmarks reflect reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges. AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED JUNE 30, 1998                  PAST 1  LIFE OF
                                             YEAR    FUND

FIDELITY FIFTY                               20.06%  19.57%

FIDELITY FIFTY (INCL. 3% SALES CHARGE)       16.46%  18.81%

S&P 500                                      30.16%  23.60%

CAPITAL APPRECIATION FUNDS AVERAGE           22.12%  N/A

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a slightly different figure than that obtained by averaging the cumulative total returns and annualizing the result.)
$10,000 OVER LIFE OF FUND
             Fidelity Fifty              S&P 500
             00500                       SP001
  1993/09/17       9700.00                    10000.00
  1993/09/30       9971.60                    10012.20
  1993/10/31      10369.30                    10219.45
  1993/11/30      10204.40                    10122.36
  1993/12/31      10272.24                    10244.84
  1994/01/31      10660.60                    10593.17
  1994/02/28      10505.25                    10306.09
  1994/03/31       9990.67                     9856.75
  1994/04/30      10116.89                     9982.91
  1994/05/31      10126.60                    10146.63
  1994/06/30       9874.16                     9898.04
  1994/07/31      10262.53                    10222.70
  1994/08/31      10796.53                    10641.83
  1994/09/30      10767.40                    10381.10
  1994/10/31      10990.71                    10614.68
  1994/11/30      10495.55                    10228.09
  1994/12/31      10682.65                    10379.77
  1995/01/31      10623.74                    10648.92
  1995/02/28      11065.57                    11063.91
  1995/03/31      11536.87                    11390.41
  1995/04/30      11860.88                    11725.85
  1995/05/31      12302.72                    12194.54
  1995/06/30      12862.38                    12477.82
  1995/07/31      13520.22                    12891.58
  1995/08/31      13547.85                    12923.94
  1995/09/30      13994.60                    13469.33
  1995/10/31      13610.19                    13421.24
  1995/11/30      14181.61                    14010.43
  1995/12/31      14115.33                    14280.28
  1996/01/31      14474.47                    14766.38
  1996/02/29      14866.26                    14903.26
  1996/03/31      14909.79                    15046.78
  1996/04/30      15225.40                    15268.57
  1996/05/31      15508.36                    15662.35
  1996/06/30      15236.28                    15722.02
  1996/07/31      14126.21                    15027.42
  1996/08/31      14412.90                    15344.35
  1996/09/30      15039.55                    16207.93
  1996/10/31      15358.57                    16654.94
  1996/11/30      16497.93                    17913.89
  1996/12/31      16362.51                    17559.02
  1997/01/31      17201.62                    18656.10
  1997/02/28      17026.80                    18802.37
  1997/03/31      16001.23                    18029.78
  1997/04/30      16817.03                    19106.16
  1997/05/31      18157.26                    20269.34
  1997/06/30      19008.02                    21177.40
  1997/07/31      20534.72                    22862.49
  1997/08/31      19821.88                    21581.73
  1997/09/30      20974.46                    22763.77
  1997/10/31      19467.24                    22003.46
  1997/11/30      19707.88                    23022.00
  1997/12/31      20134.90                    23417.28
  1998/01/31      20201.04                    23676.28
  1998/02/28      21775.32                    25383.81
  1998/03/31      23204.08                    26683.72
  1998/04/30      23428.98                    26952.15
  1998/05/31      22330.95                    26488.85
  1998/06/30      22820.43                    27564.82
IMATRL PRASUN   SHR__CHT 19980630 19980709 085929 R00000000000061
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Fifty on September 17, 1993, when the fund started, and the current 3% sales charge was paid. As the chart shows, by June 30, 1998, the value of the investment would have grown to $22,820 - a 128.20% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $27,565 - a 175.65% increase.
UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks will
vary. That means if you sell
your shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.
(checkmark)
FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
During the past year, investors in
stocks that comprise the Standard
& Poor's 500 Index continued to
be rewarded with strong gains.
While the U.S. stock market
experienced some lackluster
quarters over the past year, the
Standard & Poor's 500 Index - a
measure of the U.S. stock market
- returned 30.16% for the
12-month period ended June 30,
1998. In comparison, the Russell
2000 - a general measure of
small-capitalization stock
performance - returned 16.50%
during the same 12-month period.
Early in the period, investors
preferred the safety and liquidity of
large-cap stocks, hoping these
stocks would maintain steady
earnings and be easier to sell in a
possible economic slowdown. In
response to the unfolding currency
and market crisis in Asia during the
fourth quarter of 1997, the broad
market indexes experienced
some weakness. In late October,
the Dow Jones Industrial Average
fell 550-plus points in one trading
session. Stock prices continued
their upward trend in the first
quarter of 1998, with the S&P 500
producing a solid 13.95% return
during this three-month period.
While continued concerns about
the potential impact of Asia's
difficulties caused U.S. equities to
stumble in mid-June, stock prices
continued their upward trend by
the end of the period as investors
refocused their attention on the
strength of the U.S. economy, a
stable interest rate environment
and low inflation.
An interview with Scott Stewart, Portfolio Manager of Fidelity Fifty
Q. SCOTT, HOW DID THE FUND PERFORM OVER THE PAST YEAR?
A. For the 12-month period that ended June 30, 1998, the fund posted a return of 20.06%. By comparison, the capital appreciation funds average, as tracked by Lipper Analytical Services, was up 22.12% over the same period. The Standard & Poor's 500 Index returned 30.16% over the same time frame.
Q. IN THE PAST FEW REPORTS, YOU'VE NOTED THAT THE S&P 500 HAS TENDED TO OUTPERFORM THE FUND BECAUSE THE INDEX IS MUCH MORE HEAVILY WEIGHTED IN STRONG-PERFORMING, LARGE-CAPITALIZATION STOCKS THAN THE FUND. WAS THIS STILL THE CASE OVER THIS PERIOD?
A. Yes, it was. The primary reason the fund underperformed the index is that capital appreciation funds, like this one, tend to focus on smaller-cap stocks, or at least a variety of small- to large-cap stocks. I'll discuss this more in the callout box on page 8. On the other hand, the index was made up almost entirely of large-cap stocks
- by far the best-performing stocks during the period. Over the past 12- months, large-cap stocks strongly benefited from the low interest-rate environment. They also turned in consistent profits.
Q. THE FUND SLIGHTLY UNDERPERFORMED ITS PEER GROUP OVER THE PAST 12 MONTHS. WHY WAS THAT?
A. Performance differences between the fund and its peers tend to boil down to individual stock selection. Over the past 12 months - when the fund underperformed its Lipper group - it was hurt by several individual holdings, such as telesourcing business Sitel and chemical company Witco. Sitel was a disappointment last July and August when its rapid growth in the telesourcing business began slowing after the company lost an important European client. I sold this holding during the period. While Witco took significant cost-cutting measures and improved its operations, it was hurt - like most commodity companies - by decreased demand from many Asian countries impacted by the region's financial crisis.
Q. WHAT ABOUT OVER THE PAST SIX MONTHS? HOW DID THE FUND PERFORM AGAINST ITS PEERS?
A. During the past six months, the fund outperformed its peer group. Over this period, the fund was helped by several-strong performing stocks, specifically Alcatel Alsthom, one of the fund's top 10 holdings, and Gulfstream, a small-jet manufacturing company. French telecommunications company, Alcatel, benefited from improved cost controls and an increased demand for its products. Gulfsteam got a boost from continued strong order and delivery growth of its aircraft.
Q. WHAT OTHER STOCKS, ESPECIALLY THOSE IN THE FUND'S TOP 10 HOLDINGS, HELPED THE FUND OVER THE PAST YEAR?
A. We talked about Alcatel. Other strong performers were Microsoft, the fund's number one holding, and WorldCom, which provides telecommunications services to businesses. While potential antitrust litigation kept the lid on Microsoft for much of the year, it was an outstanding performer over the last month of the period. The stock price got a real boost in anticipation of the new products it is now offering, especially Windows '98 and Office '98. WorldCom, which recently bought MCI, was helped by continued strong revenue growth.
Q. LET'S SHIFT OUR FOCUS AND LOOK AT THE FUND'S SECTOR HOLDINGS. OVER THE PAST SIX MONTHS, YOU DECREASED THE FUND'S TOP SECTOR - TECHNOLOGY
- WHICH MADE UP NEARLY 15% OF THE FUND AT THE END OF THE PERIOD. WHY?
A. I did so largely because electronics manufacturers have been expanding capacity and demand growth has slowed. This combination of increasing supply and slowing demand growth impacted pricing along the whole food chain of suppliers to electronic manufacturers. As a result, I sold out my positions in several semiconductor equipment companies.
Q. HOW ABOUT FINANCE? YOU NOTABLY INCREASED THE FUND'S HOLDINGS IN THAT SECTOR OVER THE PAST SIX MONTHS . . .
A. While some U.S. banks may have been suffering from overly bid-up prices or hurt by their investments in Asia during this time frame, there were many types of financial institutions that were attractive. Many financial companies - including insurance companies, savings and loans, and home equity lenders - offered increased earnings and potential for growth.
Q. HOW DOES THE OVERALL MARKET LOOK GOING FORWARD?
A. The market has become increasingly volatile, which may lead to a bumpy ride. However, such an environment may also provide opportunities to buy inexpensive stocks. I will continue to manage the fund on a stock-by-stock basis, seeking growing companies offered at attractive prices.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

SCOTT STEWART ON INVESTING IN
STOCKS OF DIFFERENT
CAPITALIZATION SIZES:
"Some shareholders may wonder
why - given this current economic
environment that strongly favors
large-capitalization stocks - the
fund does not invest solely in
large-cap stocks.
"One reason is that, like other capital
appreciation funds, Fidelity Fifty is
an aggressive growth fund. While I
seek to be diversified among large-,
mid- and small-cap stocks, I tend to
buy those whose earnings growth
rates are expected to exceed other
companies. These tend to be
smaller-cap companies that are
growing from a lower base than more
established large-cap stocks.
"That said, I should note that I do
own a number of large-cap stocks in
the fund's top 10 holdings. Still, this
can't compare to the S&P 500's
approach to large-cap stocks.
Investors may be aware that the
index's holdings are weighted by
their market capitalizations. This
means that 10% of the largest stocks
represent 50% of the index's weight.
Capital appreciation funds tend to
be more equally weighted.
"My approach has been to choose
attractive holdings on a
stock-by-stock basis. So, I follow a
bottom-up strategy. This means I do
not try to time the market and select
only the types of stocks that are good
performers at one particular point in
time. Instead I focus on finding strong
individual stocks that I think will
do well over the long run.
"I believe this is an attractive
long-term investment method,
especially considering that what's hot
at one particular time can turn on a
dime. For instance, in the third
quarter of last year, small-cap stocks
rebounded, outperforming large-cap
stocks."
FUND FACTS
GOAL: to increase the value of
the fund's shares by investing
mainly in equity securities,
normally 50 to 60 stocks
FUND NUMBER: 500
TRADING SYMBOL: FFTYX
START DATE: September 17, 1993
SIZE: as of June 30, 1998,
more than $192 million
MANAGER: Scott Stewart, since
1993, founder and head of
Fidelity's Structured Equity
Group, since 1987; joined
Fidelity in 1987
(checkmark)
INVESTMENT CHANGES


TOP TEN STOCKS AS OF JUNE 30, 1998
                                     % OF FUND'S   % OF FUND'S INVESTMENTS
                                     INVESTMENTS   IN THESE STOCKS
                                                   6 MONTHS AGO

MICROSOFT CORP.                      4.1           2.3

WORLDCOM, INC.                       3.4           0.0

ALCATEL ALSTHOM COMPANGNIE GENERALE
 D'ELECTRICITE SA SPONSORED ADR      3.0           2.0

CITICORP                             2.7           2.9

COCA-COLA CO. (THE)                  2.7           1.5

VIACOM, INC. CLASS B (NON-VTG.)      2.5           2.8

AMGEN, INC.                          2.5           0.0

TJX COMPANIES, INC.                  2.3           2.8

AMERICAN HOME PRODUCTS CORP.         2.2           2.2

USA WASTE SERVICES, INC.             2.2           1.9

TOP FIVE MARKET SECTORS AS OF JUNE 30, 1998
                                  % OF FUND'S   % OF FUND'S INVESTMENTS
                                  INVESTMENTS   IN THESE MARKET SECTORS
                                                6 MONTHS AGO

TECHNOLOGY                        14.9          18.1

FINANCE                           13.8          8.2

HEALTH                            10.6          8.4

INDUSTRIAL MACHINERY & EQUIPMENT  8.8           7.5

RETAIL & WHOLESALE                7.6           7.6

ASSET ALLOCATION (% OF FUND'S INVESTMENTS)
AS OF JUNE 30, 1998 * AS OF DECEMBER 31, 1997 **
ROW: 1, COL: 1, VALUE: 2.3
ROW: 1, COL: 2, VALUE: 97.7
STOCKS AND
EQUITY FUTURES 97.2%
SHORT-TERM
INVESTMENTS 2.8%
FOREIGN
INVESTMENTS 5.6%
STOCKS AND
EQUITY FUTURES 97.7%
SHORT-TERM
INVESTMENTS 2.3%
FOREIGN
INVESTMENTS 4.9%
ROW: 1, COL: 1, VALUE: 2.8
ROW: 1, COL: 2, VALUE: 97.2
*
**
INVESTMENTS JUNE 30, 1998

SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES


COMMON STOCKS - 92.5%
 SHARES VALUE (NOTE 1)
AEROSPACE & DEFENSE - 1.7%
Gulfstream Aerospace Corp. (a)   69,100 $ 3,213,150
BASIC INDUSTRIES - 2.6%
CHEMICALS & PLASTICS - 2.6%
du Pont (E.I.) de Nemours & Co.   31,000  2,313,375
Witco Corp.   92,900  2,717,325
  5,030,700
CONSTRUCTION & REAL ESTATE - 1.9%
BUILDING MATERIALS - 1.5%
American Standard Companies, Inc. (a)  65,100  2,909,178
REAL ESTATE INVESTMENT TRUSTS - 0.4%
Ocwen Asset Investment Corp.   42,200  698,938
TOTAL CONSTRUCTION & REAL ESTATE   3,608,116
DURABLES - 1.1%
AUTOS, TIRES, & ACCESSORIES - 1.1%
Breed Technologies, Inc.   138,000  2,113,125
ENERGY - 3.6%
ENERGY SERVICES - 1.5%
R&B Falcon Corp. (a)  123,500  2,794,188
OIL & GAS - 2.1%
Cooper Cameron Corp. (a)   33,300  1,698,300
Enron Oil & Gas Co.   119,000  2,409,750
  4,108,050
TOTAL ENERGY   6,902,238
FINANCE - 13.8%
BANKS - 2.7%
Citicorp  34,600  5,164,050
CREDIT & OTHER FINANCE - 3.7%
Associates First Capital Corp. Class A  53,000  4,074,375
FIRSTPLUS Financial Group, Inc. (a)  85,000  3,060,000
  7,134,375
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
FINANCE - CONTINUED
INSURANCE - 5.4%
AFLAC, Inc.   112,200 $ 3,401,063
AMBAC, Inc.   53,900  3,153,150
Progressive Corp.   27,000  3,807,000
  10,361,213
SAVINGS & LOANS - 2.0%
Dime Bancorp., Inc.   129,700  3,882,894
TOTAL FINANCE   26,542,532
HEALTH - 10.6%
DRUGS & PHARMACEUTICALS - 6.1%
American Home Products Corp.   81,600  4,222,800
Amgen, Inc. (a)  72,000  4,707,000
Aviron (a)  48,900  1,525,069
ViroPharma, Inc. (a)  50,000  1,162,500
  11,617,369
MEDICAL FACILITIES MANAGEMENT - 4.5%
Columbia/HCA Healthcare Corp.   69,700  2,030,013
HEALTHSOUTH Corp. (a)  139,000  3,709,563
United HealthCare Corp.   46,400  2,946,400
  8,685,976
TOTAL HEALTH   20,303,345
INDUSTRIAL MACHINERY & EQUIPMENT - 8.8%
ELECTRICAL EQUIPMENT - 5.0%
Alcatel Alsthom Compagnie Generale d'Electricite
SA sponsored ADR  142,700  5,806,106
Loral Space & Communications Ltd. (a)  135,200  3,819,400
  9,625,506
INDUSTRIAL MACHINERY & EQUIPMENT - 1.6%
United States Filter Corp. (a)  109,000  3,058,813
POLLUTION CONTROL - 2.2%
USA Waste Services, Inc. (a)  85,100  4,201,813
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   16,886,132
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
MEDIA & LEISURE - 6.5%
BROADCASTING - 2.0%
CBS Corp.   121,476 $ 3,856,863
ENTERTAINMENT - 3.0%
King World Productions, Inc. (a)  38,000  969,000
Viacom, Inc. Class B (non-vtg.) (a)  82,400  4,799,800
  5,768,800
PUBLISHING - 1.5%
Harcourt General, Inc.   48,000  2,856,000
TOTAL MEDIA & LEISURE   12,481,663
NONDURABLES - 6.1%
BEVERAGES - 2.7%
Coca-Cola Co. (The)  60,000  5,130,000
HOUSEHOLD PRODUCTS - 3.4%
Avon Products, Inc.   32,000  2,480,000
Gillette Co.   72,000  4,081,500
  6,561,500
TOTAL NONDURABLES   11,691,500
PRECIOUS METALS - 0.6%
Newmont Gold Co.   47,300  1,167,719
RETAIL & WHOLESALE - 7.6%
APPAREL STORES - 3.9%
Payless ShoeSource, Inc. (a)  42,900  3,161,194
TJX Companies, Inc.   181,200  4,371,450
  7,532,644
GENERAL MERCHANDISE STORES - 1.8%
Consolidated Stores Corp. (a)  96,775  3,508,094
RETAIL & WHOLESALE, MISCELLANEOUS - 1.9%
Best Buy Co., Inc. (a)  100,000  3,612,500
TOTAL RETAIL & WHOLESALE   14,653,238
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
SERVICES - 3.0%
ADVERTISING - 1.8%
Omnicom Group, Inc.   70,000 $ 3,491,250
SERVICES - 1.2%
AccuStaff, Inc. (a)  72,500  2,265,625
TOTAL SERVICES   5,756,875
TECHNOLOGY - 14.9%
COMPUTER SERVICES & SOFTWARE - 9.2%
Keane, Inc. (a)  51,000  2,856,000
Microsoft Corp. (a)  73,000  7,911,375
Siebel Systems, Inc. (a)  114,000  3,676,500
SunGard Data Systems, Inc. (a)  84,200  3,231,175
  17,675,050
COMPUTERS & OFFICE EQUIPMENT - 2.5%
EMC Corp. (a)  70,000  3,136,875
Quantum Corp. (a)  77,000  1,597,750
  4,734,625
ELECTRONIC INSTRUMENTS - 0.7%
Novellus Systems, Inc. (a)  37,800  1,348,988
ELECTRONICS - 2.5%
Brightpoint, Inc. (a)  50,000  725,000
Micron Technology, Inc. (a)  38,000  942,875
Solectron Corp. (a)  74,700  3,142,069
  4,809,944
TOTAL TECHNOLOGY   28,568,607
TRANSPORTATION - 2.5%
AIR TRANSPORTATION - 1.2%
Alaska Air Group, Inc. (a)  42,400  2,313,450
TRUCKING & FREIGHT - 1.3%
USFreightways Corp.   78,300  2,571,666
TOTAL TRANSPORTATION   4,885,116
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
UTILITIES - 7.2%
CELLULAR - 0.3%
Nextel Communications, Inc. Class A (a)  19,000 $ 472,625
TELEPHONE SERVICES - 6.9%
GTE Corp.   50,000  2,781,250
Qwest Communications International, Inc.   116,610  4,066,774
WorldCom, Inc. (a)  133,000  6,442,188
  13,290,212
TOTAL UTILITIES   13,762,837
TOTAL COMMON STOCKS
(Cost $144,343,408)   177,566,893
U.S. TREASURY OBLIGATIONS (C) - 0.4%
 PRINCIPAL
 AMOUNT
U.S. Treasury Bills, yields at date of purchase
 4.92% - 5.08% 7/23/98 (Cost $797,595) $ 800,000  797,595
CASH EQUIVALENTS - 7.1%
 SHARES
Taxable Central Cash Fund (b) (Cost $13,615,112)  13,615,112
13,615,112
TOTAL INVESTMENT IN SECURITIES - 100%
(Cost $158,756,115)  $ 191,979,600
FUTURES CONTRACTS
    EXPIRATION UNDERLYING FACE UNREALIZED
   DATE AMOUNT AT VALUE GAIN/(LOSS)
PURCHASED
8 Midcap 400 Stock Index Futures Contract   Sep. 1998 $ 1,458,400 $
49,150
6 Russell 2000 Stock Index Futures Contract   Sep. 1998  1,387,050
62,586
25 S&P 500 Stock Index Futures Contract   Sep. 1998  7,143,750
276,406
      $ 9,989,200 $ 388,142
THE FACE VALUE OF FUTURES PURCHASED AS A PERCENTAGE OF TOTAL INVESTMENT IN SECURITIES - 5.2%
LEGEND
(a) Non-income producing
(b) At period end, the seven-day yield of the Taxable Central Cash Fund was 5.61%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
(c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $797,595.
INCOME TAX INFORMATION
At June 30, 1998, the aggregate cost of investment securities for income tax purposes was $159,020,828. Net unrealized appreciation aggregated $32,958,772, of which $38,921,936 related to appreciated investment securities and $5,963,164 related to depreciated investment securities.
The fund hereby designates approximately $12,279,000 as a capital gain dividend for the purpose of the dividend paid deduction.
FINANCIAL STATEMENTS



STATEMENT OF ASSETS AND LIABILITIES
                                                                      JUNE 30, 1998

ASSETS

INVESTMENT IN SECURITIES, AT VALUE (COST $158,756,115) -               $ 191,979,600
SEE ACCOMPANYING SCHEDULE

RECEIVABLE FOR INVESTMENTS SOLD                                         767,734

RECEIVABLE FOR FUND SHARES SOLD                                         264,695

DIVIDENDS RECEIVABLE                                                    181,220

INTEREST RECEIVABLE                                                     58,015

OTHER RECEIVABLES                                                       39,940

 TOTAL ASSETS                                                           193,291,204

LIABILITIES

PAYABLE FOR FUND SHARES REDEEMED                            $ 472,335

ACCRUED MANAGEMENT FEE                                       65,044

PAYABLE FOR DAILY VARIATION ON FUTURES CONTRACTS             47,275

OTHER PAYABLES AND ACCRUED EXPENSES                          85,913

 TOTAL LIABILITIES                                                      670,567

NET ASSETS                                                             $ 192,620,637

NET ASSETS CONSIST OF:

PAID IN CAPITAL                                                        $ 144,655,005

UNDISTRIBUTED NET INVESTMENT INCOME                                     335,632

ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON                   14,018,373
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS

NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS               33,611,627

NET ASSETS, FOR 11,164,154 SHARES OUTSTANDING                          $ 192,620,637

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE                    $17.25
PER SHARE ($192,620,637 (DIVIDED BY) 11,164,154 SHARES)



STATEMENT OF OPERATIONS
                                                        YEAR ENDED JUNE 30, 1998

INVESTMENT INCOME                                                      $ 938,937
DIVIDENDS

INTEREST                                                                949,528

 TOTAL INCOME                                                           1,888,465

EXPENSES

MANAGEMENT FEE                                            $ 1,069,492
BASIC FEE

 PERFORMANCE ADJUSTMENT                                    (296,405)

TRANSFER AGENT FEES                                        458,025

ACCOUNTING FEES AND EXPENSES                               109,147

NON-INTERESTED TRUSTEES' COMPENSATION                      673

CUSTODIAN FEES AND EXPENSES                                12,389

REGISTRATION FEES                                          39,931

AUDIT                                                      41,075

LEGAL                                                      1,298

MISCELLANEOUS                                              10,364

 TOTAL EXPENSES BEFORE REDUCTIONS                          1,445,989

 EXPENSE REDUCTIONS                                        (51,568)     1,394,421

NET INVESTMENT INCOME                                                   494,044

REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON:

 INVESTMENT SECURITIES                                     19,898,873

 FUTURES CONTRACTS                                         1,212,504    21,111,377

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

 INVESTMENT SECURITIES                                     9,385,616

 FUTURES CONTRACTS                                         313,684      9,699,300

NET GAIN (LOSS)                                                         30,810,677

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                        $ 31,304,721
FROM OPERATIONS



STATEMENT OF CHANGES IN NET ASSETS
                                                         YEAR ENDED      YEAR ENDED
                                                         JUNE 30,        JUNE 30,
                                                         1998            1997

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS                                               $ 494,044       $ 802,830
NET INVESTMENT INCOME

 NET REALIZED GAIN (LOSS)                                 21,111,377      22,806,133

 CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)     9,699,300       7,857,885

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING          31,304,721      31,466,848
FROM OPERATIONS

DISTRIBUTIONS TO SHAREHOLDERS                             (495,564)       (1,070,638)
FROM NET INVESTMENT INCOME

 FROM NET REALIZED GAIN                                   (20,129,202)    (9,845,020)

 TOTAL DISTRIBUTIONS                                      (20,624,766)    (10,915,658)

SHARE TRANSACTIONS                                        203,058,297     143,303,825
NET PROCEEDS FROM SALES OF SHARES

 REINVESTMENT OF DISTRIBUTIONS                            20,420,206      10,824,055

 COST OF SHARES REDEEMED                                  (197,674,155)   (199,525,490)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING          25,804,348      (45,397,610)
FROM SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE) IN NET ASSETS                 36,484,303      (24,846,420)

NET ASSETS

 BEGINNING OF PERIOD                                      156,136,334     180,982,754

 END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT   $ 192,620,637   $ 156,136,334
INCOME OF $335,632 AND $505,676, RESPECTIVELY)

OTHER INFORMATION
SHARES

 SOLD                                                     12,278,921      9,988,553

 ISSUED IN REINVESTMENT OF DISTRIBUTIONS                  1,311,377       823,934

 REDEEMED                                                 (12,000,886)    (14,161,512)

 NET INCREASE (DECREASE)                                  1,589,412       (3,349,025)




FINANCIAL HIGHLIGHTS
                                        YEARS ENDED JUNE 30,              SEPTEMBER 17, 1993
                                                                          (COMMENCEMENT
                                                                          OF OPERATIONS) TO
                                                                          JUNE 30,

                              1998       1997       1996       1995       1994
SELECTED PER-SHARE DATA

NET ASSET VALUE, BEGINNING    $ 16.31    $ 14.00    $ 13.10    $ 10.17    $ 10.00
OF PERIOD

INCOME FROM INVESTMENT
OPERATIONS

 NET INVESTMENT INCOME         .04 D      .07 D      .15        .08        .02

 NET REALIZED AND              2.95       3.16       2.12       2.97       .16
 UNREALIZED GAIN (LOSS)

 TOTAL FROM INVESTMENT         2.99       3.23       2.27       3.05       .18
 OPERATIONS

LESS DISTRIBUTIONS

 FROM NET INVESTMENT           (.05)      (.09)      (.13)      (.02)      (.01)
 INCOME

 FROM NET REALIZED GAIN        (2.00)     (.83)      (1.24)     (.10)      -

 TOTAL DISTRIBUTIONS           (2.05)     (.92)      (1.37)     (.12)      (.01)

NET ASSET VALUE,              $ 17.25    $ 16.31    $ 14.00    $ 13.10    $ 10.17
END OF PERIOD

TOTAL RETURN B, C              20.06%     24.75%     18.46%     30.26%     1.80%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD     $ 192,621  $ 156,136  $ 180,983  $ 128,572  $ 48,359
(000 OMITTED)

RATIO OF EXPENSES TO           .80%       .88%       1.03%      1.22%      1.58% A
AVERAGE NET ASSETS

RATIO OF EXPENSES TO           .77% E     .84% E     .99% E     1.19% E    1.58% A
AVERAGE NET ASSETS AFTER
EXPENSE REDUCTIONS

RATIO OF NET INVESTMENT        .27%       .53%       1.20%      1.15%      .23% A
INCOME TO AVERAGE
NET ASSETS

PORTFOLIO TURNOVER RATE        121%       131%       152%       180%       320% A

AVERAGE COMMISSION RATE F     $ .0428    $ .0439


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
F FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
NOTES TO FINANCIAL STATEMENTS
For the period ended June 30, 1998


1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Fifty (the fund) is a fund of Fidelity Hastings Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts , disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade date and settlement on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at
1. SIGNIFICANT ACCOUNTING
POLICIES - CONTINUED
INVESTMENT INCOME - CONTINUED
the fair market value of the securities received. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, futures transactions, market discount and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations. REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained
2. OPERATING POLICIES -
CONTINUED
REPURCHASE AGREEMENTS -
CONTINUED
at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc., (formerly FMR Texas, Inc.) an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in U.S. Treasury securities and repurchase agreements for these securities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.
FUTURES CONTRACTS. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the schedule of investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $208,993,665 and $196,506,035, respectively.
The market value of futures contracts opened and closed during the period amounted to $147,078,759 and $152,213,347, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly basic fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES -
CONTINUED
MANAGEMENT FEE - CONTINUED
fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2500% to .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The basic fee is subject to a performance adjustment (up to a maximum of (plus/minus).20% of the fund's average net assets over the performance period) based on the fund's investment performance as compared to the appropriate index over a specified period of time. For the period, the management fee was equivalent to an annual rate of .43% of average net assets after the performance adjustment.
SALES LOAD. For the period January 1, 1995 through December 31, 1998, Fidelity Distributors Corporation (FDC), an affiliate of FMR and the general distributor of the fund, will voluntarily waive the sales charge (3% of the offering price) on the sales of shares.
TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .25% of average net assets.
ACCOUNTING FEES. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.
BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $48,868 for the period.
5. EXPENSE REDUCTIONS.
FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $48,263 under this arrangement.
In addition, the fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $341 and $2,964, respectively, under these arrangements. REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Hastings Street Trust and the Shareholders of Fidelity Fifty:
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Fifty (a fund of Fidelity Hastings Street Trust) at June 30, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of Fidelity Fifty's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.
/s/PricewaterhouseCoopers LLP  PricewaterhouseCoopers LLP
Boston, Massachusetts
August 3, 1998
DISTRIBUTIONS


The Board of Trustees of Fidelity Fifty voted to pay to shareholders of record at the opening of business on record date, the following distributions derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

PAY DATE        8/4/97 12/22/97 8/10/98

RECORD DATE     8/1/97 12/19/97 8/7/98

DIVIDENDS       $.04   $.01     $.02

SHORT-TERM
CAPITAL GAINS   $1.06  $.28     $.16

LONG-TERM
CAPITAL GAINS   $.30   $.36     $.51

LONG-TERM
CAPITAL GAIN PERCENTAGES:
 28% rate 67.62% 33.28%
 20% rate 32.38% 66.72%
A total of .45% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.
A total of 6.73% of the dividends distributed during the fiscal year qualifies for the dividends-received deduction for corporate shareholders.
The fund will notify shareholders in January 1999 of the applicable percentages for use in preparing 1998 income tax returns.
MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.
BY PHONE
Fidelity TouchTone Xpress(registered trademark) provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.
(PHONE_GRAPHIC)TOUCHTONE XPRESS
1-800-544-5555
PRESS
 For mutual fund and brokerage trading.

 For quotes.*

 For account balances and holdings.

 To review orders and mutual
fund activity.

 To change your PIN.

  To speak to a Fidelity representative.
0
*
BY PC
Fidelity's Web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.
(COMPUTER_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM
If you are not currently on the Internet, call Fidelity at 1-800-544-7272 and we'll send you an America Online CD or disk with up to 50 free hours of Web access.
(COMPUTER_GRAPHIC)
FIDELITY ON-LINE XPRESS+
TM
Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-7272 or visit our Web site for more information on how to manage your investments via your PC.
* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL VARY AND,
EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT YOU MAY HAVE A GAIN
OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE ABLE TO
MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR
GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE,
REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY
SALES CHARGES.
TO WRITE FIDELITY


If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.
(LETTER_GRAPHIC)MAKING CHANGES
TO YOUR ACCOUNT
(such as changing name, address, bank, etc.)
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002
(LETTER_GRAPHIC)FOR NON-RETIREMENT
ACCOUNTS
BUYING SHARES
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003
OVERNIGHT EXPRESS
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048
SELLING SHARES
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6I
400 East Las Colinas Blvd.
Irving, TX 75309-5517
GENERAL CORRESPONDENCE
Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500
(LETTER_GRAPHIC)FOR RETIREMENT
ACCOUNTS
BUYING SHARES
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003
SELLING SHARES
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6R
400 East Las Colinas Blvd.
Irving, TX 75309-5517
GENERAL CORRESPONDENCE
Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500
TO VISIT FIDELITY


For directions and hours,
please call 1-800-544-9797.
ARIZONA
7373 N. Scottsdale Road
Scottsdale, AZ
CALIFORNIA
815 East Birch Street
Brea, CA
851 East Hamilton Avenue
Campbell, CA
527 North Brand Boulevard
Glendale, CA
19100 Von Karman Avenue
Irvine, CA
10100 Santa Monica Blvd.
Los Angeles, CA
251 University Avenue
Palo Alto, CA
1760 Challenge Way
Sacramento, CA
7676 Hazard Center Drive
San Diego, CA
455 Market Street
San Francisco, CA
950 Northgate Drive
San Rafael, CA
1400 Civic Drive
Walnut Creek, CA
6300 Canoga Avenue
Woodland Hills, CA
COLORADO
1625 Broadway
Denver, CO
CONNECTICUT
48 West Putnam Avenue
Greenwich, CT
265 Church Street
New Haven, CT
300 Atlantic Street
Stamford, CT
29 South Main Street
West Hartford, CT
DELAWARE
222 Delaware Avenue
Wilmington, DE
FLORIDA
4400 N. Federal Highway
Boca Raton, FL
90 Alhambra Plaza
Coral Gables, FL
4090 N. Ocean Boulevard
Ft. Lauderdale, FL
1907 West State Road 434
Longwood, FL
8880 Tamiami Trail, North
Naples, FL
2401 PGA Boulevard
Palm Beach Gardens, FL
8065 Beneva Road
Sarasota, FL
1502 N. Westshore Blvd.
Tampa, FL
GEORGIA
3445 Peachtree
Road, N.E.
Atlanta, GA
1000 Abernathy Road
Atlanta, GA
HAWAII
700 Bishop Street
Honolulu, HI
ILLINOIS
One North Franklin Street
Chicago, IL
1415 West 22nd Street
Oak Brook, IL
1700 East Golf Road
Schaumburg, IL
3232 Lake Avenue
Wilmette, IL
INDIANA
4729 East 82nd Street
Indianapolis, IN
MAINE
3 Canal Plaza
Portland, ME
MARYLAND
7401 Wisconsin Avenue
Bethesda, MD
1 West Pennsylvania Ave.
Towson, MD
MASSACHUSETTS
470 Boylston Street
Boston, MA
155 Congress Street
Boston, MA
25 State Street
Boston, MA
300 Granite Street
Braintree, MA
44 Mall Road
Burlington, MA
416 Belmont Street
Worcester, MA
MICHIGAN
280 North Woodward Ave.
Birmingham, MI
29155 Northwestern Hwy.
Southfield, MI
MINNESOTA
7600 France Avenue South
Edina, MN
MISSOURI
700 West 47th Street
Kansas City, MO
8885 Ladue Road
Ladue, MO
200 North Broadway
St. Louis, MO
NEW JERSEY
150 Essex Street
Millburn, NJ
56 South Street
Morristown, NJ
501 Route 17, South
Paramus, NJ
NEW YORK
1055 Franklin Avenue
Garden City, NY
999 Walt Whitman Road
Melville, L.I., NY
1271 Avenue of the Americas
New York, NY
71 Broadway
New York, NY
350 Park Avenue
New York, NY
NORTH CAROLINA
4611 Sharon Road
Charlotte, NC
2200 West Main Street
Durham, NC
OHIO
600 Vine Street
Cincinnati, OH
28699 Chagrin Boulevard
Woodmere Village, OH
OREGON
16850 SW 72 Avenue
Tigard, OR
PENNSYLVANIA
1735 Market Street
Philadelphia, PA
439 Fifth Avenue
Pittsburgh, PA
TENNESSEE
6150 Poplar Road
Memphis, TN
TEXAS
10000 Research Boulevard
Austin, TX
4017 Northwest Parkway
Dallas, TX
1155 Dairy Ashford Street
Houston, TX
2701 Drexel Drive
Houston, TX
400 East Las Colinas Blvd.
Irving, TX
14100 San Pedro
San Antonio, TX
19740 IH 45 North
Spring, TX
UTAH
215 South State Street
Salt Lake City, UT
VIRGINIA
8180 Greensboro Drive
McLean, VA
WASHINGTON
411 108th Avenue, N.E.
Bellevue, WA
511 Pine Street
Seattle, WA
WASHINGTON, DC
1900 K Street, N.W.
Washington, DC
WISCONSIN
595 North Barker Road
Brookfield, WI





INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
INVESTMENT SUB-ADVISERS
Fidelity Management &
 Research Company
 (U.K.) Inc., London, England
Fidelity Management & Research
 (Far East) Inc., Tokyo, Japan
OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Robert A. Lawrence, Vice President
Scott D. Stewart, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Richard M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *
ADVISORY BOARD
J. Gary Burkhead
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Company, Inc.
Boston, MA
* INDEPENDENT TRUSTEES
CUSTODIAN
Brown Brothers Harriman & Co.
Boston, MA
FIDELITY'S GROWTH FUNDS
Blue Chip Growth Fund
Capital Appreciation Fund
Contrafund
Contrafund II
Disciplined Equity Fund
Dividend Growth Fund
Emerging Growth Fund
Export and Multinational Fund
Fidelity Fifty
SM
Growth Company Fund
Large Cap Stock Fund
Low-Priced Stock Fund
Magellan(registered trademark) Fund
Mid-Cap Stock Fund
New Millennium (registered trademark) Fund
OTC Portfolio
Retirement Growth Fund
Small Cap Selector
Small Cap Stock
Stock Selector
TechnoQuant  Growth Fund
SM
Trend Fund
Value Fund
THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions 1-800-544-7777
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
(registered trademark)
TouchTone Xpress (registered trademark)  1-800-544-5555
 AUTOMATED LINE FOR QUICKEST SERVICE



FIDELITY

(REGISTERED TRADEMARK)

CONTRAFUND II
ANNUAL REPORT
JUNE 30, 1998
CONTENTS


PRESIDENT'S MESSAGE     3   NED JOHNSON ON INVESTING STRATEGIES.

PERFORMANCE             4   HOW THE FUND HAS DONE OVER TIME.

FUND TALK               5   THE MANAGER'S REVIEW OF FUND
                            PERFORMANCE, STRATEGY AND OUTLOOK.

INVESTMENT SUMMARY      8   A SUMMARY OF THE FUND'S INVESTMENTS.

INVESTMENTS             9   A COMPLETE LIST OF THE FUND'S INVESTMENTS
                            WITH THEIR MARKET VALUES.

FINANCIAL STATEMENTS    17  STATEMENTS OF ASSETS AND LIABILITIES,
                            OPERATIONS, AND CHANGES IN NET ASSETS,
                            AS WELL AS FINANCIAL HIGHLIGHTS.

NOTES                   21  NOTES TO THE FINANCIAL STATEMENTS.

REPORT OF INDEPENDENT   25  THE AUDITORS' OPINION.
ACCOUNTANTS


THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES, CALL 1-800-544-8888 FOR A
FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.
To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will begin eliminating duplicate copies of most financial reports and prospectuses to most households, even if they have more than one account in the fund. If additional copies of financial reports, prospectuses or historical account information are needed, please call 1-800-544-6666. PRESIDENT'S MESSAGE


(photo_of_Edward_C_Johnson_3d)
DEAR SHAREHOLDER:
As the first half of 1998 drew to a close, benign inflation, low interest rates and moderate economic growth provided a solid foundation for strong stock and bond performance. Investors seemed to put concerns about the financial and economic turmoil in Asia aside for the most part, responding instead to stronger-than-expected corporate earnings and a sound domestic economy. The bond markets tended to benefit from the moderate growth in the economy and a historically low rate of inflation, as well their traditional status as a refuge from volatility in the equity markets.
While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.
Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that there is no assurance that a money market fund will achieve its goal of maintaining a stable net asset value of $1.00 per share, and that these types of funds are neither insured nor guaranteed by any agency of the U.S. government.
Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases.
If you have questions, please call us at 1-800-544-8888. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you. Best regards,
Edward C. Johnson 3d
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).
CUMULATIVE TOTAL RETURNS
PERIODS ENDED JUNE 30, 1998                    LIFE OF
                                               FUND

FIDELITY CONTRAFUND II                         3.50%

FIDELITY CONTRAFUND II                         0.40%
(INCL. 3.00% SALES CHARGE)

S&P 500 (REGISTERED TRADEMARK)                 3.30%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, since the fund started on March 31, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's 500 Index - a widely recognized, unmanaged index of common stocks. This benchmark includes reinvested dividends and capital gains, if any.
AVERAGE ANNUAL TOTAL RETURNS
AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. These numbers will be reported once the fund is a year old. In addition, the growth of the hypothetical $10,000 investment in the fund will appear in the fund's next report six months from now.
FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
During the past year, investors in
stocks that comprise the Standard
& Poor's 500 Index continued to
be rewarded with strong gains.
While the U.S. stock market
experienced some lackluster
quarters over the past year, the
Standard & Poor's 500 Index - a
measure of the U.S. stock market
- returned 30.16% for the
12-month period ended June 30,
1998. In comparison, the Russell
2000 - a general measure of
small-capitalization stock
performance - returned 16.50%
during the same 12-month period.
Early in the period, investors
preferred the safety and "liquidity"
of large-cap stocks, hoping these
stocks would maintain steady
earnings and be easier to sell in a
possible economic slowdown. In
response to the unfolding currency
and market crisis in Asia during the
fourth quarter of 1997, the broad
market indexes experienced
some weakness. In late October,
the Dow Jones Industrial Average
fell 550-plus points in one trading
session. Stock prices continued
their upward trend in the first
quarter of 1998, producing a solid
13.95% return during this
three-month period. While
continued concerns about the
potential impact of Asia's difficulties
caused U.S. equities to stumble
in mid-June, stock prices continued
their upward trend by the end of the
period as investors refocused
their attention on the strength of
the U.S. economy, a stable
interest-rate environment and low
inflation.
An interview with Jason Weiner, Portfolio Manager of Contrafund II
Q. HOW DID THE FUND PERFORM IN ITS FIRST THREE MONTHS?
A. It did well. From the fund's inception on March 31, 1998, through June 30, 1998, it was up 3.50%, compared with a 3.30% rise for the Standard & Poor's 500 Index. So I'm pleased with its kick-off performance.
Q. WHAT WAS KEY TO THE FUND'S PERFORMANCE?
A. Basically, it was good stock selection, particularly within my top holdings. MCI Communications Corp., which is my biggest holding, appreciated 18% during the period. My second largest was America Online, which appreciated 54%, followed by Microsoft, which returned 21%.
Q. THE FUND WAS HEAVILY WEIGHTED TOWARD TECHNOLOGY STOCKS. WHAT DID YOU LIKE ABOUT THAT SECTOR?
A. My technology weighting was about 27% at the end of the period, which was higher than the S&P 500. I liked the superior growth characteristics of several technology businesses. For example, the Internet is experiencing explosive growth; consequently it has been an easy place to make money. You have probably read about the mind-boggling appreciation some Internet "stories" have produced. Eventually investor sentiment will cool off, and only the long-term winners will reward investors. This is why I bought America Online, which I thought had promising fundamentals. I also liked Microsoft, which is currently the premier technology company in the world. Furthermore, I looked for software and service firms that have a high degree of visibility on their businesses, such as Saville Systems and Affiliated Computer Services. Finally, I had almost no semiconductor or computer stocks in light of the deflation and vicious competition these firms experienced.
Q. WHAT WERE YOUR OTHER TOP SECTORS?
A. The healthcare industry was my second-largest sector weighting at the end of June for a couple of reasons. For one thing, our population keeps getting older - and, for another, the Food and Drug Administration recently has increased the efficiency of the drug-review process, which has benefited pharmaceutical companies. I'm expecting HMOs to do well also, because I believe we're about to enter a cycle of price increases, and that will increase their earnings.
Q. WHAT DISAPPOINTMENTS DID YOU HAVE DURING THE PERIOD?
A. I have a very strong small-cap bias below my top 10 holdings, and that was a negative for performance. You can see that in the performance of the Russell 2000, which tracks small companies, as compared with the S&P 500. It was very tough in the small-cap world during this period.
Q. YOU HAVE VERY FEW INTERNATIONAL HOLDINGS. DOES THAT MEAN YOU WERE NOT AFFECTED BY THE TURMOIL IN ASIA?
A. No, unfortunately it doesn't. It is almost impossible to avoid some impact from the Asian turmoil. With a good portion of the world's economy in recession or depression, I have been trying to avoid industries susceptible to over-capacity and deflation, including basic materials, deep cyclicals and energy services.
Q. ARE THERE ANY OTHER SECTORS YOU'VE BEEN STAYING AWAY FROM?
A. I am underweighted in financials. I am reluctant to jump into bank stocks because credit trends right now couldn't be any better, and the last thing I want to do is buy credit-sensitive stocks at the top of the cycle. I am, however, trying to add some non-bank financials, such as insurance and credit-card companies, which have faster earnings growth and benefit from low interest rates.
Q. WHAT IS YOUR OUTLOOK FOR THE SECOND HALF OF THE YEAR?
A. Midway through the year the S&P 500 is up 20%, so I am cautious on the future. However, I am staying on the offensive and sticking with a heavy dose of small- and mid-cap stocks with superior earnings growth. The market has become very narrow, with fewer and fewer stocks driving the total performance. Therefore, I am culling through my names and keeping only those stocks that I believe can grow their earnings at a clip surpassing the S&P 500.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

JASON WEINER ON CONTRAFUND
II'S INVESTMENT
PHILOSOPHY:
"I don't want investors to be misled
by the name of this fund. It is not
contrarian in the sense that I am
betting the market will go down -
not at all. I'm trying to bet on
companies that other investors
have overlooked or haven't yet
begun to appreciate fully. That's
not easy in a market that's been as
strong as this market has been for
the past five to seven years. Also,
besides picking companies that
are on their way up, I want to
invest in groups or sectors before
they're generally recognized as
being hot. Car-rental companies
are a good example. A lot of people
have given up on those stocks,
but I purchased them during the
period believing they're going to
have a terrific year. Another
example is vitamin stocks. I got
into them early and played them
aggressively, including such
companies as Nature's Bounty
(now NBTY) and Rexall Sundown.
The demographics are in favor of
the use of vitamins, and the media
has been reporting more positively
on the results of studies showing
their benefits.
"In the end, though, stock
performance comes down to one
thing: earnings growth."
FUND FACTS
GOAL: to increase the value of
the fund's shares over the long
term by investing in companies
whose value FMR believes is not
fully recognized by the public.
START DATE: March 31, 1998
FUND NUMBER: 339
TRADING SYMBOL: FCONX
SIZE: as of June 30, 1998,
more than $319 million
MANAGER: Jason Weiner,
since inception; associate
manager, VIP: Contrafund,
since March 1998; Fidelity
Export and Multinational Fund,
since 1997; Fidelity Select
Computers Portfolio, 1996 -
1997; Fidelity Select Air
Transportation Portfolio, 1994 -
1996; joined Fidelity in 1991
(checkmark)
INVESTMENT SUMMARY


TOP TEN STOCKS AS OF JUNE 30, 1998
                           % OF FUND'S INVESTMENTS

MCI COMMUNICATIONS CORP.   4.5

AMERICA ONLINE, INC.       4.4

MICROSOFT CORP.            3.5

ASA HOLDINGS, INC.         3.1

INSIGHT ENTERPRISES, INC.  2.5

GILLETTE CO.               2.4

HENRY SCHEIN, INC.         1.8

MONSANTO CO.               1.8

HAGLER BAILLY, INC.        1.8

COINMACH LAUNDRY CORP.     1.7

TOP FIVE MARKET SECTORS AS OF JUNE 30, 1998
                 % OF FUND'S INVESTMENTS

TECHNOLOGY       26.7

HEALTH           12.0

SERVICES         10.4

FINANCE          9.0

MEDIA & LEISURE  7.0

ASSET ALLOCATION (% OF FUND'S INVESTMENTS)
AS OF JUNE 30, 1998 *
ROW: 1, COL: 1, VALUE: 96.40000000000001
ROW: 1, COL: 2, VALUE: 0.0
ROW: 1, COL: 3, VALUE: 2.6
STOCKS 97.4%
SHORT-TERM INVESTMENTS 2.6%
FOREIGN INVESTMENTS 4.6%
*
INVESTMENTS JUNE 30, 1998

SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES


COMMON STOCKS - 97.4%
 SHARES VALUE (NOTE 1)
BASIC INDUSTRIES - 3.0%
CHEMICALS & PLASTICS - 2.1%
Cytec Industries, Inc. (a)  20,000 $ 885,000
Monsanto Co.   102,700  5,738,363
  6,623,363
METALS & MINING - 0.5%
Martin Marietta Materials, Inc.   32,400  1,458,000
PAPER & FOREST PRODUCTS - 0.4%
Mail-Well, Inc. (a)  65,000  1,409,688
TOTAL BASIC INDUSTRIES   9,491,051
CONSTRUCTION & REAL ESTATE - 3.8%
BUILDING MATERIALS - 3.0%
Elcor Corp.   82,900  2,093,225
Lone Star Industries, Inc.  28,700  2,211,694
Masco Corp.   53,800  3,254,900
Southdown, Inc.   25,000  1,784,375
  9,344,194
CONSTRUCTION - 0.8%
Toll Brothers, Inc. (a)  91,200  2,616,300
TOTAL CONSTRUCTION & REAL ESTATE   11,960,494
DURABLES - 0.6%
AUTOS, TIRES, & ACCESSORIES - 0.6%
Breed Technologies, Inc.   65,000  995,313
Republic Industries, Inc. (a)  40,200  1,005,000
  2,000,313
ENERGY - 0.3%
OIL & GAS - 0.3%
Cooper Cameron Corp. (a)  20,000  1,020,000
FINANCE - 9.0%
BANKS - 3.6%
BankAmerica Corp.   19,400  1,676,888
Citicorp  22,700  3,387,975
Mellon Bank Corp.   30,000  2,088,750
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
FINANCE - CONTINUED
BANKS - CONTINUED
Norwest Corp.   50,000 $ 1,868,750
U.S. Bancorp  50,000  2,150,000
  11,172,363
CREDIT & OTHER FINANCE - 1.6%
American Express Co.   15,000  1,710,000
Associates First Capital Corp.   25,000  1,921,875
MBNA Corp.   45,000  1,485,000
  5,116,875
FEDERAL SPONSORED CREDIT - 1.8%
Freddie Mac  87,300  4,108,556
Fannie Mae  25,000  1,518,750
  5,627,306
INSURANCE - 1.0%
AMBAC, Inc.   33,900  1,983,150
MBIA, Inc.   13,800  1,033,275
Torchmark Corp.   800  36,600
  3,053,025
SAVINGS & LOANS - 1.0%
Ahmanson (H.F.) & Co.   25,000  1,775,000
Dime Bancorp., Inc.   42,800  1,281,325
  3,056,325
TOTAL FINANCE   28,025,894
HEALTH - 12.0%
DRUGS & PHARMACEUTICALS - 6.4%
Bristol-Myers Squibb Co.   42,200  4,850,363
Forest Laboratories, Inc.   1,800  64,350
Lilly (Eli) & Co.   55,000  3,633,438
Merck & Co., Inc.   15,000  2,006,250
NBTY, Inc.   131,400  2,414,475
PharmaPrint, Inc. (a)  144,300  1,479,075
Rexall Sundown, Inc. (a)  51,900  1,829,475
Warner-Lambert Co.   51,300  3,558,938
  19,836,364
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
HEALTH - CONTINUED
MEDICAL EQUIPMENT & SUPPLIES - 4.1%
Biomet, Inc.   51,500 $ 1,702,719
Boston Scientific Corp. (a)  40,000  2,865,000
Cooper Companies, Inc. (a)  30,200  1,100,413
Steris Corp. (a)  55,000  3,497,656
Sybron International Corp. (a)  147,700  3,729,425
  12,895,213
MEDICAL FACILITIES MANAGEMENT - 1.5%
Foundation Health Systems, Inc. Class A (a) 80,000 2,110,000 Wellpoint Health Networks, Inc. (a) 35,000 2,590,000
  4,700,000
TOTAL HEALTH   37,431,577
INDUSTRIAL MACHINERY & EQUIPMENT - 1.5%
ELECTRICAL EQUIPMENT - 0.4%
Loral Space & Communications Ltd. (a)  50,000  1,412,500
INDUSTRIAL MACHINERY & EQUIPMENT - 0.6%
Tyco International Ltd.    28,000  1,764,000
POLLUTION CONTROL - 0.5%
USA Waste Services, Inc. (a)  30,000  1,481,250
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   4,657,750
MEDIA & LEISURE - 7.0%
BROADCASTING - 3.2%
CBS Corp.   49,900  1,584,325
Metromedia Fiber Network, Inc. Class A (a)  70,000  3,263,750
Time Warner, Inc.   50,400  4,306,050
Triathlon Broadcasting Co. Class A  60,000  645,000
  9,799,125
ENTERTAINMENT - 2.1%
King World Productions, Inc. (a)  90,300  2,302,650
Premier Parks, Inc. (a)  44,400  2,958,150
SFX Entertainment, Inc. Class A (a)  30,000  1,376,250
  6,637,050
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
MEDIA & LEISURE - CONTINUED
LODGING & GAMING - 1.1%
Sun International Hotels Ltd. Ord. (a)  76,600 $ 3,485,300
PUBLISHING - 0.3%
Cognizant Corp.   15,000  945,000
RESTAURANTS - 0.3%
McDonald's Corp.   12,600  869,400
TOTAL MEDIA & LEISURE   21,735,875
NONDURABLES - 6.5%
AGRICULTURE - 0.9%
Delta & Pine Land Co.   65,000  2,892,500
BEVERAGES - 2.7%
Celestial Seasonings, Inc. (a)  105,000  5,197,500
Coca-Cola Co. (The)  37,700  3,223,350
  8,420,850
FOODS - 0.5%
McCormick & Co., Inc. (Non-vtg.)  38,900  1,389,459
HOUSEHOLD PRODUCTS - 2.4%
Gillette Co.   131,800  7,471,413
TOTAL NONDURABLES   20,174,222
RETAIL & WHOLESALE - 6.5%
APPAREL STORES - 0.6%
Abercrombie & Fitch Co. Class A (a)  25,000  1,100,000
Catherines Stores Corp. (a)  75,000  735,938
  1,835,938
DRUG STORES - 0.4%
CVS Corp.   34,600  1,347,238
GENERAL MERCHANDISE STORES - 2.3%
Stein Mart, Inc.  (a)  136,600  1,844,100
Wal-Mart Stores, Inc.   89,600  5,443,200
  7,287,300
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
RETAIL & WHOLESALE - CONTINUED
RETAIL & WHOLESALE, MISCELLANEOUS - 3.2%
Action Performance Companies, Inc. (a)   60,000 $ 1,931,250
Home Depot, Inc.   15,000  1,245,938
Henry Schein, Inc. (a)  125,100  5,770,238
Sunglass Hut International, Inc.  (a)  90,000  995,625
  9,943,051
TOTAL RETAIL & WHOLESALE   20,413,527
SERVICES - 10.4%
ADVERTISING - 1.7%
ADVO, Inc.  (a)  75,000  2,114,063
Lamar Advertising Co. Class A (a)  43,200  1,549,800
WPP Group PLC ADR  25,300  1,701,425
  5,365,288
LEASING & RENTAL - 2.7%
Budget Group, Inc. Class A (a)  155,200  4,956,700
Hertz Corp. Class A  77,200  3,420,925
  8,377,625
PRINTING - 0.2%
Schawk, Inc. Class A  35,000  525,000
SERVICES - 5.8%
Coinmach Laundry Corp. (a)  231,000  5,457,276
CGI Group, Inc. Class A (sub-vtg.) (a)  22,600  483,488
Hagler Bailly, Inc. (a)  213,100  5,513,963
Service Corp. International  41,300  1,770,738
Signature Resorts, Inc.   300,000  4,950,000
  18,175,465
TOTAL SERVICES   32,443,378
TECHNOLOGY - 26.7%
COMMUNICATIONS EQUIPMENT - 3.0%
Dialogic Corp. (a)  80,000  2,380,000
Intermedia Communications, Inc. (a)  71,000  2,977,563
Northern Telecom Ltd.   25,000  1,420,542
Tellabs, Inc. (a)  10,500  752,063
3Com Corp. (a)  60,000  1,841,250
  9,371,418
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
TECHNOLOGY - CONTINUED
COMPUTER SERVICES & SOFTWARE - 17.1%
Affiliated Computer Services, Inc. Class A (a) 55,000 $ 2,117,500 America Online, Inc. (a) 129,300 13,705,800
CompUSA, Inc. (a)  115,000  2,077,188
DST Systems, Inc. (a)  45,000  2,520,000
Data Transmission Network Corp. (a)  41,000  1,640,000
Engineering Animation, Inc.  (a)  25,000  1,525,000
FactSet Research Systems, Inc. (a)  43,600  1,417,000
HNC Software, Inc. (a)  57,100  2,330,394
International Telecommunications Data Systems, Inc.   6,300  182,700
Meta Group, Inc. (a)  67,500  1,493,438
Microsoft Corp. (a)  100,200  10,859,175
Pegasus Systems, Inc. (a)  73,500  1,883,438
Sabre Group Holdings, Inc. Class A (a)  64,100  2,435,800
Saville Systems Ireland PLC sponsored ADR (a) 50,400 2,526,300 Siebel Systems, Inc. (a) 78,905 2,544,686
Technology Solutions, Inc. (a)  130,600  4,138,388
  53,396,807
COMPUTERS & OFFICE EQUIPMENT - 3.0%
Insight Enterprises, Inc.  (a)  192,300  7,692,000
Xerox Corp.   17,300  1,758,113
  9,450,113
ELECTRONIC INSTRUMENTS - 1.7%
JDS Fitel, Inc. (a)  200,000  3,338,443
Thermoquest Corp. (a)  58,100  867,869
Waters Corp. (a)  18,900  1,113,919
  5,320,231
ELECTRONICS - 1.9%
Alpine Group, Inc.  (a)  107,300  2,226,475
Intel Corp.   22,000  1,630,750
Lattice Semiconductor Corp. (a)  14,800  420,413
Vitesse Semiconductor Corp. (a)  53,800  1,661,075
  5,938,713
TOTAL TECHNOLOGY   83,477,282
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
TRANSPORTATION - 4.8%
AIR TRANSPORTATION - 3.8%
Alaska Air Group, Inc. (a)   40,200 $ 2,193,413
ASA Holdings, Inc.   196,900  9,771,163
  11,964,576
TRUCKING & FREIGHT - 1.0%
Air Express International Corp.   74,000  1,979,500
Fritz Companies, Inc. (a)  75,000  1,003,125
  2,982,625
TOTAL TRANSPORTATION   14,947,201
UTILITIES - 5.3%
TELEPHONE SERVICES - 5.3%
MCI Communications Corp.   242,400  14,089,500
McLeodUSA, Inc. Class A (a)  36,900  1,434,488
Winstar Communications, Inc. (a)  25,000  1,073,522
  16,597,510
TOTAL COMMON STOCKS
(Cost $287,945,407)   304,376,074
U.S. TREASURY OBLIGATIONS - 0.5%
  PRINCIPAL
  AMOUNT
U.S. Treasury Bills, yields at date of purchase,
 5.02% to 5.09%, 7/23/98
(Cost $1,694,617)   $ 1,700,000  1,694,951
CASH EQUIVALENTS - 2.1%
 SHARES

Taxable Central Cash Fund (b)
(Cost $6,540,395)  6,540,395  6,540,395
TOTAL INVESTMENT IN SECURITIES - 100%
(Cost $296,180,419)  $ 312,611,420
LEGEND
(a) Non-income producing
(b) At period end, the seven-day yield of the Taxable Central Cash Fund was 5.61%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage. INCOME TAX INFORMATION
At June 30, 1998, the aggregate cost of investment securities for income tax purposes was $296,804,633. Net unrealized appreciation aggregated $15,806,787, of which $22,536,466 related to appreciated investment securities and $6,729,679 related to depreciated investment securities.
The fund intends to elect to defer to its fiscal year ending June 30, 1999 approximately $7,161,346 of losses recognized during the period March 31, 1998 to June 30, 1998.
FINANCIAL STATEMENTS



STATEMENT OF ASSETS AND LIABILITIES
                                                                          JUNE 30, 1998


ASSETS

INVESTMENT IN SECURITIES, AT VALUE (COST $296,180,419) -                  $ 312,611,420
SEE ACCOMPANYING SCHEDULE

RECEIVABLE FOR INVESTMENTS SOLD                                            11,197,791

RECEIVABLE FOR FUND SHARES SOLD                                            8,183,782

DIVIDENDS RECEIVABLE                                                       61,031

INTEREST RECEIVABLE                                                        55,393

PREPAID EXPENSES                                                           70,559

 TOTAL ASSETS                                                              332,179,976

LIABILITIES

PAYABLE FOR INVESTMENTS PURCHASED                           $ 12,071,963

PAYABLE FOR FUND SHARES REDEEMED                             640,434

ACCRUED MANAGEMENT FEE                                       140,117

OTHER PAYABLES AND ACCRUED EXPENSES                          201,467

 TOTAL LIABILITIES                                                         13,053,981

NET ASSETS                                                                $ 319,125,995

NET ASSETS CONSIST OF:

PAID IN CAPITAL                                                           $ 310,480,555

ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON                      (7,785,561)
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS

NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS                  16,431,001

NET ASSETS, FOR 30,818,915 SHARES OUTSTANDING                             $ 319,125,995

NET ASSET VALUE AND REDEMPTION PRICE PER SHARE                             $10.35
($319,125,995 (DIVIDED BY) 30,818,915 SHARES)

MAXIMUM OFFERING PRICE PER SHARE (100/97.00 OF $10.35)                     $10.67



STATEMENT OF OPERATIONS
                           MARCH 31, 1998 (COMMENCEMENT OF OPERATIONS) TO JUNE 30, 1998

INVESTMENT INCOME                                                             $ 272,558
DIVIDENDS

INTEREST                                                                       264,558

 TOTAL INCOME                                                                  537,116

EXPENSES

MANAGEMENT FEE                                                  $ 332,380

TRANSFER AGENT FEES                                              156,148

ACCOUNTING FEES AND EXPENSES                                     34,099

NON-INTERESTED TRUSTEES' COMPENSATION                            107

CUSTODIAN FEES AND EXPENSES                                      42,168

REGISTRATION FEES                                                148,453

AUDIT                                                            5,813

LEGAL                                                            2,795

MISCELLANEOUS                                                    250

 TOTAL EXPENSES BEFORE REDUCTIONS                                722,213

 EXPENSE REDUCTIONS                                              (24,804)      697,409

NET INVESTMENT INCOME (LOSS)                                                   (160,293)

REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON:

 INVESTMENT SECURITIES                                           (7,475,933)

 FOREIGN CURRENCY TRANSACTIONS                                   (2,121)

 FUTURES CONTRACTS                                               (309,324)     (7,787,378)

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON                        16,431,001
INVESTMENT SECURITIES

NET GAIN (LOSS)                                                                8,643,623

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                               $ 8,483,330
FROM OPERATIONS



STATEMENT OF CHANGES IN NET ASSETS
                                                                           MARCH 31, 1998
                                                                           (COMMENCEMENT
                                                                           OF OPERATIONS) TO
                                                                           JUNE 30, 1998

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS                                                                 $ (160,293)
NET INVESTMENT INCOME (LOSS)

 NET REALIZED GAIN (LOSS)                                                   (7,787,378)

 CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)                       16,431,001

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS            8,483,330

SHARE TRANSACTIONS                                                          343,953,540
NET PROCEEDS FROM SALES OF SHARES

 COST OF SHARES REDEEMED                                                    (33,310,875)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS    310,642,665

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                   319,125,995

NET ASSETS

 BEGINNING OF PERIOD                                                        -

 END OF PERIOD                                                             $ 319,125,995

OTHER INFORMATION
SHARES

 SOLD                                                                       34,157,092

 REDEEMED                                                                   (3,338,177)

 NET INCREASE (DECREASE)                                                    30,818,915


FINANCIAL HIGHLIGHTS
                                                                   PERIOD ENDED
                                                                   JUNE 30,

                                                                   1998 D

SELECTED PER-SHARE DATA

NET ASSET VALUE, BEGINNING OF PERIOD                               $ 10.00

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME (LOSS) G                                     (.01)

 NET REALIZED AND UNREALIZED GAIN (LOSS)                            .36

 TOTAL FROM INVESTMENT OPERATIONS                                   .35

NET ASSET VALUE, END OF PERIOD                                     $ 10.35

TOTAL RETURN B, C                                                    3.50%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000 OMITTED)                            $ 319,126

RATIO OF EXPENSES TO AVERAGE NET ASSETS                             1.28% A

RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER EXPENSE REDUCTIONS    1.23% A, E

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS         (.28)% A

PORTFOLIO TURNOVER RATE                                             141% A

AVERAGE COMMISSION RATE F                                          $ .0418

A ANNUALIZED
B THE TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIOD SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D FOR THE PERIOD MARCH 31, 1998 (COMMENCEMENT OF OPERATIONS) TO JUNE
30, 1998.
E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
F A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
G NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
NOTES TO FINANCIAL STATEMENTS
For the period ended June 30, 1998


1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Contrafund II (the fund) is a fund of Fidelity Hastings
Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S.
dollar amount actually received, and gains and losses between trade date and settlement on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. The fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. By so qualifying, the fund will not be subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information." INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
INVESTMENT INCOME - CONTINUED
recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.
PREPAID EXPENSES. Fidelity Management & Research Company (FMR) bears all organizational expenses except for registering and qualifying the fund and shares of the fund for distribution under federal and state securities law. These expenses are borne by the fund and amortized over one year.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences may result in distribution reclassifications.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of FMR, may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
2. OPERATING POLICIES - CONTINUED
TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the the SEC, the fund may invest in the Taxable Central Cash Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in U.S. Treasury securities and repurchase agreements for these securities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.
FUTURES CONTRACTS. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $385,707,871 and $90,286,229, respectively. The market value of futures contracts opened and closed during the period amounted to $59,379,483 and $59,070,159, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly basic fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2500% to
 .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The basic fee is subject to a performance adjustment (up to a maximum of (plus/minus).20% of the fund's average net assets over the performance period) based on the fund's investment performance as compared to the appropriate index over a specified period of time. The fund's performance adjustment will not take effect until March 1, 1999. For the period, the management fee was equivalent to an annualized rate of
 .59% of average net assets.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
SALES LOAD. For the period, Fidelity Distributors Corporation (FDC), an affiliate of FMR and the general distributor of the fund, received sales charges of $879,478 on sales of shares of the fund of which $879,108 was retained.
TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annualized rate of .28% of average net assets. ACCOUNTING FEES. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.
BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $36,789 for the period.
5. EXPENSE REDUCTIONS.
FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $24,622 under this arrangement.
In addition, the fund has entered into an arrangement with its transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's transfer agent fees were reduced by $182, under this arrangement.
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Hastings Street Trust and the Shareholders of Fidelity Contrafund II:
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Contrafund II (a fund of Fidelity Hastings Street Trust) at June 30, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Contrafund II's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at June 30, 1998 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.
/s/PricewaterhouseCoopers LLP  PricewaterhouseCoopers LLP
Boston, Massachusetts
August 3, 1998
MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.
BY PHONE
Fidelity TouchTone Xpress(registered trademark) provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.
(PHONE_GRAPHIC)TOUCHTONE XPRESS
1-800-544-5555
PRESS
 For mutual fund and brokerage trading.

 For quotes.*

 For account balances and holdings.

 To review orders and mutual
fund activity.

 To change your PIN.

  To speak to a Fidelity representative.
0
*
BY PC
Fidelity's Web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.
(COMPUTER_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM
If you are not currently on the Internet, call Fidelity at 1-800-544-7272 and we'll send you an America Online CD or disk with up to 50 free hours of Web access.
(COMPUTER_GRAPHIC)
FIDELITY ON-LINE XPRESS+
TM
Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-7272 or visit our Web site for more information on how to manage your investments via your PC.
* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL VARY AND,
EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT YOU MAY HAVE A GAIN
OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE ABLE TO
MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR
GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE,
REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY
SALES CHARGES.
TO WRITE FIDELITY


If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.
(LETTER_GRAPHIC)MAKING CHANGES
TO YOUR ACCOUNT
(such as changing name, address, bank, etc.)
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002
(LETTER_GRAPHIC)FOR NON-RETIREMENT
ACCOUNTS
BUYING SHARES
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003
OVERNIGHT EXPRESS
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048
SELLING SHARES
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6I
400 East Las Colinas Blvd.
Irving, TX 75309-5517
GENERAL CORRESPONDENCE
Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500
(LETTER_GRAPHIC)FOR RETIREMENT
ACCOUNTS
BUYING SHARES
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003
SELLING SHARES
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6R
400 East Las Colinas Blvd.
Irving, TX 75309-5517
GENERAL CORRESPONDENCE
Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500
TO VISIT FIDELITY


For directions and hours,
please call 1-800-544-9797.
ARIZONA
7373 N. Scottsdale Road
Scottsdale, AZ
CALIFORNIA
815 East Birch Street
Brea, CA
851 East Hamilton Avenue
Campbell, CA
527 North Brand Boulevard
Glendale, CA
19100 Von Karman Avenue
Irvine, CA
10100 Santa Monica Blvd.
Los Angeles, CA
251 University Avenue
Palo Alto, CA
1760 Challenge Way
Sacramento, CA
7676 Hazard Center Drive
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455 Market Street
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950 Northgate Drive
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1400 Civic Drive
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6300 Canoga Avenue
Woodland Hills, CA
COLORADO
1625 Broadway
Denver, CO
CONNECTICUT
48 West Putnam Avenue
Greenwich, CT
265 Church Street
New Haven, CT
300 Atlantic Street
Stamford, CT
29 South Main Street
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DELAWARE
222 Delaware Avenue
Wilmington, DE
FLORIDA
4400 N. Federal Highway
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90 Alhambra Plaza
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4090 N. Ocean Boulevard
Ft. Lauderdale, FL
1907 West State Road 434
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8880 Tamiami Trail, North
Naples, FL
2401 PGA Boulevard
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8065 Beneva Road
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1502 N. Westshore Blvd.
Tampa, FL
GEORGIA
3445 Peachtree
Road, N.E.
Atlanta, GA
1000 Abernathy Road
Atlanta, GA
HAWAII
700 Bishop Street
Honolulu, HI
ILLINOIS
One North Franklin Street
Chicago, IL
1415 West 22nd Street
Oak Brook, IL
1700 East Golf Road
Schaumburg, IL
3232 Lake Avenue
Wilmette, IL
INDIANA
4729 East 82nd Street
Indianapolis, IN
MAINE
3 Canal Plaza
Portland, ME
MARYLAND
7401 Wisconsin Avenue
Bethesda, MD
1 West Pennsylvania Ave.
Towson, MD
MASSACHUSETTS
470 Boylston Street
Boston, MA
155 Congress Street
Boston, MA
25 State Street
Boston, MA
300 Granite Street
Braintree, MA
44 Mall Road
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416 Belmont Street
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MICHIGAN
280 North Woodward Ave.
Birmingham, MI
29155 Northwestern Hwy.
Southfield, MI
MINNESOTA
7600 France Avenue South
Edina, MN
MISSOURI
700 West 47th Street
Kansas City, MO
8885 Ladue Road
Ladue, MO
200 North Broadway
St. Louis, MO
NEW JERSEY
150 Essex Street
Millburn, NJ
56 South Street
Morristown, NJ
501 Route 17, South
Paramus, NJ
NEW YORK
1055 Franklin Avenue
Garden City, NY
999 Walt Whitman Road
Melville, L.I., NY
1271 Avenue of the Americas
New York, NY
71 Broadway
New York, NY
350 Park Avenue
New York, NY
NORTH CAROLINA
4611 Sharon Road
Charlotte, NC
2200 West Main Street
Durham, NC
OHIO
600 Vine Street
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28699 Chagrin Boulevard
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OREGON
16850 SW 72 Avenue
Tigard, OR
PENNSYLVANIA
1735 Market Street
Philadelphia, PA
439 Fifth Avenue
Pittsburgh, PA
TENNESSEE
6150 Poplar Road
Memphis, TN
TEXAS
10000 Research Boulevard
Austin, TX
4017 Northwest Parkway
Dallas, TX
1155 Dairy Ashford Street
Houston, TX
2701 Drexel Drive
Houston, TX
400 East Las Colinas Blvd.
Irving, TX
14100 San Pedro
San Antonio, TX
19740 IH 45 North
Spring, TX
UTAH
215 South State Street
Salt Lake City, UT
VIRGINIA
8180 Greensboro Drive
McLean, VA
WASHINGTON
411 108th Avenue, N.E.
Bellevue, WA
511 Pine Street
Seattle, WA
WASHINGTON, DC
1900 K Street, N.W.
Washington, DC
WISCONSIN
595 North Barker Road
Brookfield, WI





INVESTMENT ADVISER
Fidelity Management & Research
 Company
Boston, MA
INVESTMENT SUB-ADVISERS
Fidelity Management & Research
 (U.K.) Inc., London, England
Fidelity Management & Research
 (Far East) Inc., Tokyo, Japan
OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Abigail Johnson, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *
ADVISORY BOARD
J. Gary Burkhead
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Company, Inc.
Boston, MA
* INDEPENDENT TRUSTEES
CUSTODIAN
Brown Brothers Harriman & Co.
Boston, MA
FIDELITY'S GROWTH FUNDS
Blue Chip Growth Fund
Capital Appreciation Fund
Contrafund
Contrafund II
Disciplined Equity Fund
Dividend Growth Fund
Emerging Growth Fund
Export and Multinational Fund
Fidelity Fifty
SM
Growth Company Fund
Large Cap Stock Fund
Low-Priced Stock Fund
Magellan(registered trademark) Fund
Mid-Cap Stock Fund
New Millennium(registered trademark) Fund
OTC Portfolio
Retirement Growth Fund
Small Cap Selector
Small Cap Stock Fund
Stock Selector
TechnoQuant Growth Fund
SM
Trend Fund
Value Fund
THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions  1-800-544-7777
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
(registered trademark)
TouchTone Xpress (registered trademark)  1-800-544-5555
 AUTOMATED LINE FOR QUICKEST SERVICE